UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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International Business Machines Corporation
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Armonk, New York 10504

March 12, 2012

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 24, 2012 at 10 a.m., in the Charleston Area Convention Center, North Charleston, South Carolina.

At this year’s Annual Meeting, you will once again be asked to provide an advisory vote on executive compensation. The Board’s recommendation on this item is set forth in the proposal, and your support is important.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the enclosed proxy card. You also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, International Business Machines Corporation, Armonk, NY 10504.

Very truly yours,

Samuel J. Palmisano

Chairman of the Board

Your vote is important.

Please vote by using the Internet, the telephone,

or by signing, dating, and returning the enclosed proxy card.

Notice of Meeting

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 24, 2012 at 10 a.m., in the Charleston Area Convention Center, 5001 Coliseum Drive, North Charleston, South Carolina 29418. The items of business are:

1. Election of directors proposed by the Company’s Board of Directors for a term of one year, as set forth in this Proxy Statement.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3. Advisory vote on executive compensation.

4. Three stockholder proposals if properly presented at the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Michelle H. Browdy

Vice President and Secretary

This Proxy Statement and the accompanying form of proxy card are being mailed beginning on or about March 12, 2012 to all stockholders entitled to vote. The IBM 2011 Annual Report, which includes consolidated financial statements, is being mailed with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 24, 2012: The Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/.

1. Election of Directors for a Term of One Year

The Board proposes the election of the following directors of the Company for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Alain J.P. Belda, 68, is a managing director at Warburg Pincus LLC, a global private equity and investment firm. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Belda joined Alcoa in 1969 and subsequently held various executive positions. From 1979 to 1994, he was president of Alcoa Aluminio S.A. in Brazil, Alcoa’s Brazilian subsidiary. He was named executive vice president of Alcoa Inc. in 1994, vice chairman in 1995, president and chief operating officer in 1997 and president and chief executive officer in 1999. Mr. Belda was chairman and chief executive officer from 2001 until 2008; he remained chairman until his retirement in 2010. He is a director of Citigroup Inc. and Renault S.A. Additionally, during the past five years, he served as a director of E. I. du Pont de Nemours and Company. Mr. Belda became an IBM director in 2008.

William R. Brody, 68, is president of the Salk Institute for Biological Studies, a non-profit scientific research institution. He is a member of IBM’s Directors and Corporate Governance Committee. From 1987 to 1994, Dr. Brody was the Martin Donner Professor and director of the Department of Radiology, professor of electrical and computer engineering, and professor of biomedical engineering at The Johns Hopkins University and radiologist-in-chief of The Johns Hopkins Hospital. He was the provost of the Academic Health Center at the University of Minnesota from 1994 until 1996. Dr. Brody was president of The Johns Hopkins University from 1996 to early 2009. He is a director of Novartis AG and all T. Rowe Price fund companies. Additionally, during the past five years, he served as a director of Medtronic, Inc. Dr. Brody became an IBM director in 2007.

Kenneth I. Chenault, 60, is chairman and chief executive officer of American Express Company, a financial services company. Mr. Chenault joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company, Inc. in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. He is a director of The Procter & Gamble Company. Mr. Chenault became an IBM director in 1998.

Michael L. Eskew, 62, is retired chairman and chief executive officer of United Parcel Service, Inc., a provider of specialized transportation and logistics services. He is chair of IBM’s Audit Committee and a member of IBM’s Executive Committee. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994, group vice president for engineering in 1996, executive vice president in 1999, vice chairman in 2000, and he was chairman and chief executive officer from 2002 until his retirement at the end of 2007. Mr. Eskew remains on the board of United Parcel Service, and he is also a director of Eli Lilly and Company and 3M Company and chairman of the Annie E. Casey Foundation. Mr. Eskew became an IBM director in 2005.

David N. Farr, 57, is chairman and chief executive officer of Emerson Electric Co., a diversified manufacturing and technology company. He is a member of IBM’s Audit Committee. Mr. Farr joined Emerson in 1981 and subsequently held various executive positions. He was named senior executive vice president and chief operating officer in 1999, chief executive officer in 2000 and chairman and chief executive officer in 2004. Mr. Farr was named chairman, president and chief executive officer in 2005 and chairman and chief executive officer in 2010. He is a director of the US-China Business Council. Additionally, during the past five years, he served as a director of Delphi Corporation. Mr. Farr became an IBM director in 2012.

Shirley Ann Jackson, 65, is president of Rensselaer Polytechnic Institute. She is a member of IBM’s Directors and Corporate Governance Committee. Dr. Jackson was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995 and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position in 1999. Dr. Jackson is a director of FedEx Corporation, Marathon Oil Corporation, Medtronic, Inc., and Public Service Enterprise Group Incorporated. She is a member of the National Academy of Engineering, the President’s Council of Advisors on Science and Technology, the board of governors of the Financial Industry Regulatory Authority (FINRA) and the International Security Advisory Board to the United States Secretary of State. Dr. Jackson is a fellow of the American Academy of Arts and Sciences, a trustee of the Brookings Institution and a past president of the American Association for the Advancement of Science. She is a member of the Council on Foreign Relations, the American Philosophical Society and the board of regents of the Smithsonian Institution. Additionally, during the past five years, she served as a director of NYSE Euronext. Dr. Jackson became an IBM director in 2005.

Andrew N. Liveris, 57, is chairman, president and chief executive officer of The Dow Chemical Company, a diversified chemical company. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. Liveris joined Dow in 1976 and subsequently held various executive positions, including vice president of specialty chemicals from 1998 to 2000, business group president for performance chemicals from 2000 to 2003, and president and chief operating officer from 2003 to 2004. Mr. Liveris was named president and chief executive officer of Dow in 2004 and chairman in 2006. Mr. Liveris serves as chairman of the International Council of Chemical Associations, vice chairman of the executive committee of The Business Council and the Business Roundtable, co-chair of the President’s Advanced Manufacturing Partnership and a member of the President’s Export Council. He is a member of the US-India CEO Forum, a trustee of Tufts University, and a member of the board of the Peterson Institute for International Economics. Additionally, during the past five years, he served as a director of Citigroup Inc. Mr. Liveris became an IBM director in 2010.

W. James McNerney, Jr., 62, is chairman, president and chief executive officer of The Boeing Company, an aerospace company and manufacturer of commercial jetliners and military aircraft. He is a member of IBM’s Executive Compensation and Management Resources Committee. Mr. McNerney joined Boeing in his current role in 2005. Beginning in 1982, he served in management positions at General Electric Company, including as president and chief executive officer of GE Aircraft Engines from 1997 to 2000. From 2001 to 2005, he served as chairman and chief executive officer of 3M Company. Mr. McNerney is chairman of the President’s Export Council. He is a director of The Procter & Gamble Company. Mr. McNerney became an IBM director in 2009.

James W. Owens, 66, is retired chairman and chief executive officer of Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines. He is a member of IBM’s Audit Committee. Mr. Owens joined Caterpillar in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995 and vice chairman in 2003. Mr. Owens served as chairman and chief executive officer of Caterpillar from 2004 until his retirement in 2010. He is a director of Alcoa Inc. and Morgan Stanley. Mr. Owens serves on the boards of the Peterson Institute for International Economics and the Council on Foreign Relations and is a senior advisor at KKR & Co. L.P. He is a trustee of North Carolina State University and was a member of the President’s Economic Recovery Advisory Board. Mr. Owens became an IBM director in 2006.

Samuel J. Palmisano, 60, is chairman of the Board of IBM and chair of IBM’s Executive Committee. Mr. Palmisano joined IBM in 1973. He was elected senior vice president and group executive of the Personal Systems Group in 1997, senior vice president and group executive of IBM Global Services in 1998, senior vice president and group executive of Enterprise Systems in 1999, president and chief operating officer in 2000, chief executive officer in 2002 and chairman of the Board in 2003. Mr. Palmisano was president and chief executive officer through 2011. Mr. Palmisano is a director of Exxon Mobil Corporation. Mr. Palmisano became an IBM director in 2000.

Virginia M. Rometty, 54, is president and chief executive officer of IBM and a member of IBM’s Executive Committee. Ms. Rometty joined IBM in 1981. She was elected senior vice president of Global Business Services in 2005, senior vice president of Sales and Distribution in 2009, senior vice president and group executive of Sales, Marketing and Strategy in 2010, and president and chief executive officer earlier this year. She is a member of the Council on Foreign Relations, the Board of Trustees of Northwestern University and the Board of Overseers and Board of Managers of Memorial Sloan-Kettering Cancer Center. Additionally, during the past five years, she served as a director of American International Group, Inc. Ms. Rometty became an IBM director in 2012.

Joan E. Spero, 67, is an adjunct senior research scholar at Columbia University’s School of International and Public Affairs. She is a member of IBM’s Audit Committee. She is a former visiting fellow at the Foundation Center. Ms. Spero served as U.S. Ambassador to the United Nations for Economic and Social Affairs from 1980 to 1981. From 1981 to 1993, she held several positions with American Express Company, the last being executive vice president, corporate affairs and communications. From 1993 to 1996, Ms. Spero served as U.S. Under Secretary of State for Economic, Business and Agricultural Affairs, and from 1997 through 2008, she was president of the Doris Duke Charitable Foundation. She is a director of International Paper Company. She is a member of the Council on Foreign Relations, a trustee (emeritus) of Columbia University, a former trustee of the Brookings Institution, and a trustee of the Wisconsin Alumni Research Foundation, the Morgridge Institute for Research and the International Center for Transitional Justice. Additionally, during the past five years, she served as a director of First Data Corporation and a member of the supervisory board of ING Group. Ms. Spero became an IBM director in 2004.

Sidney Taurel, 63, is senior advisor at Capital Royalty L.P., a private equity firm. He is chair of IBM’s Executive Compensation and Management Resources Committee and a member of IBM’s Executive Committee. Mr. Taurel joined Eli Lilly in 1971 and held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the Pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, and president and chief operating officer in 1996. He was named chief executive officer of Eli Lilly and Company in 1998 and chairman of the board in 1999. Mr. Taurel retired as chief executive officer in early 2008 and as chairman in late 2008. He is a director of The McGraw-Hill Companies, Inc., a member of The Business Council and the Board of Overseers of the Columbia University Business School and a trustee of the Indianapolis Museum of Art. Mr. Taurel became an IBM director in 2001.

Lorenzo H. Zambrano, 67, is chairman and chief executive officer of CEMEX, S.A.B. de C.V., a producer and marketer of cement and ready-mix concrete products. He is chair of IBM’s Directors and Corporate Governance Committee and a member of IBM’s Executive Committee. Mr. Zambrano joined CEMEX in 1968. He was named chief executive officer in 1985 and has also served as chairman of the board since 1995. Additionally, during the past five years, he served as a director of Fomento Economico Mexicano, S.A.B. de C.V., Grupo Televisa, and Vitro, S.A. de C.V. and as chairman of the board of the Tecnologico de Monterrey. Mr. Zambrano became an IBM director in 2003.

General Information

IBM Board of Directors

IBM’s Board of Directors is responsible for supervision of the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Following the Annual Meeting in 2012, the Board will consist of 14 directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies. The Board held 10 meetings during 2011. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2011, overall attendance at Board and committee meetings was over 95%. Attendance was at least 75% for each director. Information about board attendance at the Company’s 2011 Annual Meeting of Stockholders and the Company’s policy with regard to board members’ attendance at annual meetings of stockholders is available at http://www.ibm.com/investor/governance/board-of-directors/about-the-board.wss.

IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without members of management. An executive session with independent directors is scheduled for at least once a year, and the non-management directors met in executive session two times in 2011. The IBM Board Corporate Governance Guidelines reflect the Company’s principles on corporate governance matters. These guidelines are available at http://www.ibm.com/investor/governance/corporate-governance-guidelines.wss.

The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the right mix of skills, expertise and background. The Board believes that the following attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties: experience as a leader of a business, firm or institution; mature and practical judgment; the ability to comprehend and analyze complex matters; effective interpersonal and communication skills; and strong character and integrity. Each of the Company’s directors has these attributes. In identifying potential director candidates, the Committee and the Board also focus on ensuring that the Board reflects a diversity of experiences, backgrounds and individuals.

The IBM Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience as presidents of significant academic, research and philanthropic institutions, which brings unique perspectives to the Board. Further, the Company’s directors also have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

The Directors and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of its Board members described in the table below, provide the Company with the perspectives and judgment necessary to guide the Company’s strategies and monitor their execution.

A.J.P. Belda	• Global business experience as former chairman and chief executive officer of Alcoa Inc.
• Private equity management experience as a managing director of Warburg Pincus LLC
• Outside board experience as a director of Citigroup Inc. and Renault S.A.

W.R. Brody	• Leadership position as president of the Salk Institute for Biological Studies, a leading scientific research institution that develops solutions to a wide range of medical issues
• Leadership and teaching positions at research universities, including former president of The Johns Hopkins University
• Outside board experience as a director of Novartis AG and all T. Rowe Price fund companies
• Experience as a university trustee
• Experience as a founder and former chief executive officer of a high-tech medical device company

K.I. Chenault	• Global business, technology and information management experience as chairman and chief executive officer of American Express Company
• Affiliation with leading business and public policy associations (member of the executive committee of the Business Roundtable and The Business Council)
• Outside board experience as a director of The Procter & Gamble Company

M.L. Eskew	• Global business experience as former chairman and chief executive officer of United Parcel Service, Inc.
• Outside board experience as a director of Eli Lilly and Company, 3M Company and United Parcel Service, Inc.
• Chairman of charitable organization

D.N. Farr	• Global business experience as chairman and chief executive officer of Emerson Electric Co.
• Affiliation with leading business and public policy association (director of the US-China Business Council)
• Outside board experience as former director of Delphi Corporation

S.A. Jackson	• Leadership position as president of Rensselaer Polytechnic Institute, a leading science and technology university that brings technological innovation to the marketplace
• Industry and research experience as a theoretical physicist at the former AT&T Bell Laboratories

•   U.S. Government service (former chairman of the U.S. Nuclear Regulatory Commission, a member of the President’s Council of Advisors on Science and Technology and a member of the International Security Advisory Board to the United States Secretary of State)

• Regulatory experience as a member of the board of governors of the Financial Industry Regulatory Authority (FINRA)
• Affiliation with leading business and public policy associations (member of the Council on Foreign Relations and university vice chair of the Council on Competitiveness)
• Outside board experience as a director of FedEx Corporation, Marathon Oil Corporation, Medtronic, Inc., and Public Service Enterprise Group Incorporated
• Leadership and teaching positions at a research university

A.N. Liveris	• Global business experience as chairman, president and chief executive officer of The Dow Chemical Company
• U.S. Government service (co-chair of the President’s Advanced Manufacturing Partnership and member of the President’s Export Council)

•   Affiliation with leading business and public policy associations (chairman of the International Council of Chemical Associations and vice chairman of the executive committee of The Business Council and the Business Roundtable)

• Outside board experience as a former director of Citigroup Inc.
• Experience as a university trustee

W.J. McNerney, Jr.	• Global business experience as chairman, president and chief executive officer of The Boeing Company
• Manufacturing and technology experience as former chairman and chief executive officer of 3M Company and senior executive of General Electric Company
• U.S. Government service (chairman of the President’s Export Council)
• Affiliation with leading business and public policy association (chairman of the executive committee of the Business Roundtable)
• Outside board experience as a director of The Procter & Gamble Company
• Experience as a university trustee

J.W. Owens	• Global business experience as former chairman and chief executive officer of Caterpillar Inc.
• Experience as a senior advisor at KKR & Co. L.P., a global asset management company
• U.S. Government service (former member of the President’s Economic Recovery Advisory Board)
• Affiliation with leading business and public policy associations (the Peterson Institute for International Economics and the Council on Foreign Relations)
• Outside board experience as a director of Alcoa Inc. and Morgan Stanley
• Experience as a university trustee

S.J. Palmisano	• Global business experience as chairman and former president and chief executive officer of IBM
• Affiliation with leading business and public policy associations (the Business Roundtable and member of the Executive Committee of the Council on Competitiveness)
• Outside board experience as a director of Exxon Mobil Corporation

V.M. Rometty	• Global business experience as president and chief executive officer of IBM
• Affiliation with leading business and public policy association (the Council on Foreign Relations)
• Outside board experience as former director of American International Group, Inc.
• Experience as a university trustee

J.E. Spero	• Experience as senior research scholar, Columbia University’s School of International and Public Affairs
• Research experience with national non-profit service organization (former visiting fellow at the Foundation Center)
• Leadership position as former president of the Doris Duke Charitable Foundation
• Business experience as a former senior executive of American Express Company
• U.S. Government service (former U.S. Under Secretary of State for Economic, Business and Agricultural Affairs and former U.S. Ambassador to the United Nations for Economic and Social Affairs)
• Affiliation with leading business and public policy association (member of the Council on Foreign Relations)
• Outside board experience as a director of International Paper Company
• Experience as a university trustee and former university professor

S. Taurel	• Global business experience as former chairman and chief executive officer of Eli Lilly and Company
• Private equity management experience as senior advisor of Capital Royalty L.P.
• U.S. Government service (former member of the Homeland Security Advisory Council, the President’s Export Council and the Advisory Committee for Trade Policy and Negotiations)
• Affiliation with leading business association (The Business Council)
• Outside board experience as a director of The McGraw-Hill Companies, Inc.
• Member of a university oversight board

L.H. Zambrano	• Global business experience as chairman and chief executive officer of CEMEX, S.A.B. de C.V.
• Outside board experience as a former director of Fomento Economico Mexicano, S.A.B. de C.V.
• Leadership position as former chairman of a private educational institution

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board in accordance with New York Stock Exchange requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at http://www.ibm.com/investor/governance/board-of-directors/director-independence-standards.wss. Applying those standards for the non-management directors standing for election, the Committee and the Board have determined that each of the following directors has met the independence standards: A.J.P. Belda, W.R. Brody, M.L. Eskew, D. N. Farr, S.A. Jackson, A.N. Liveris, W.J. McNerney, Jr., J.W. Owens, J.E. Spero, S. Taurel, and L.H. Zambrano. The Committee and the Board have determined that K.I. Chenault does not qualify as an independent director in view of the commercial relationships between IBM and American Express Company. As a result, Mr. Chenault does not participate on any committee of the Board and does not participate in the determination or approval of the compensation level for the Company’s CEO. The Company holds an executive session of the Board at least once a year that includes only independent directors. Otherwise, Mr. Chenault continues to participate fully in the Board’s activities and to provide valuable expertise and advice. Mr. Eskew’s son is employed by the Company and is not an executive officer. He was hired over a year before Mr. Eskew joined the Company’s Board, and his compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

As noted below, the Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to the Company and its stockholders. The Committee and the Board recognize that different structures may be appropriate under different circumstances. During its most recent transitions, the Company has separated the roles of chairman and CEO. At present, Mr. Palmisano serves as IBM’s chairman and Ms. Rometty serves as IBM’s chief executive officer. Additionally, the Board currently has three independent presiding directors, with the Chair of the Board committee responsible for the principal subject under discussion presiding at the executive sessions of non-management directors. For example, the Chair of the Executive Compensation and Management Resources Committee presides at executive sessions in which compensation for the CEO, the Chairman and the CFO is determined. The Directors and Corporate Governance Committee and the Board believe that this leadership structure is appropriate for the Company at this time as it provides for focused engagement by the Board committees and their Chairs in their respective areas of responsibility, while also providing for engagement and participation by all Board members with respect to items presented for deliberation.

In recent years, much attention has been given to the subject of risk and how companies assess and manage risks across the enterprise. At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive of stockholder value. Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. IBM has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of their responsibilities. The Audit Committee periodically reviews the Company’s enterprise management framework, including the Company’s enterprise risk management processes. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

The process by which stockholders and other interested parties may communicate with the Board or non-management directors of the Company is available at http://www.ibm.com/investor/governance/board-of-directors/contact-the-board.wss.

Committees of the Board

Executive
		Directors and	Compensation
		Corporate	and Management
Name	Audit	Governance	Resources	Executive
A.J.P. Belda			X
W.R. Brody		X
M.L. Eskew	Chair			X
D.N. Farr	X
S.A. Jackson		X
A.N. Liveris			X
W.J. McNerney, Jr.			X
J.W. Owens	X
S.J. Palmisano				Chair
V.M. Rometty				X
J.E. Spero	X
S. Taurel			Chair	X
L.H. Zambrano		Chair		X

As explained above, Mr. Chenault does not qualify as an independent director; therefore, he does not participate on any committee of the Board.

Audit Committee

The Audit Committee is responsible for reviewing reports of the Company’s financial results, audits, internal controls and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations including federal procurement requirements. The Committee selects the independent registered public accounting firm and reviews its selection with the Board. In addition, at the beginning of each year, the Audit Committee approves the proposed services to be provided by the accounting firm during the year. Any additional engagements that arise during the course of the year are approved by the Audit Committee or by the Audit Committee chair pursuant to authority delegated by the Audit Committee. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for the Company.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board and the standards of the Securities and Exchange Commission (SEC). The Board has determined that Mr. Eskew qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held six meetings in 2011. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/corpgovernance/cgbc.phtml/. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers, and employees. Any amendment to, or waiver of, the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and will be disclosed on IBM’s website. The BCGs are available at http://www.ibm.com/investor/governance/business-conduct-guidelines.wss.

Directors and Corporate Governance Committee

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors. As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background, and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of the Company, recommendations from members of the Committee and the Board, and suggestions from Company management, including the CEO. Any formal invitation to a director candidate is authorized by the full Board. Mr. Farr is a new nominee this year. His nomination was recommended by the Committee and approved by the Board after following this candidate identification process. The Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of the Company, giving the recommended candidate’s name, biographical data and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. In addition, the Committee makes recommendations to the Board on compensation for non-management directors. The Committee currently retains DolmatConnell & Partners to assess trends and developments in director compensation practices and to compare the Company’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of the Company’s director compensation practices. The Committee is responsible for reviewing and considering the Company’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment and philanthropic contributions, and it reviews and considers stockholder proposals dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held three meetings in 2011. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/board-of-directors/committees-of-the-board.wss.

Executive Compensation and Management Resources Committee

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating the Company’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants and related actions under the Company’s various equity plans, reviews changes in the Company’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of those goals and objectives and, together with the other independent directors, determine and approve the CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing the Company’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for the Company’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made under these delegations are reviewed periodically with the Committee.

The IBM Senior Vice President of Human Resources (SVP HR) works directly with the chair of the Committee to provide a decision-making framework for use in making a recommendation for the CEO’s total compensation. In addition, IBM’s CEO and the SVP HR review the self-assessments of the Senior Vice Presidents and evaluate the information, along with comparisons to market compensation levels for cash compensation and total direct compensation, potential for future roles within IBM and total compensation levels relative to internal peers before and after any recommendations. Following this in-depth review, and in consultation with the SVP HR, the CEO makes compensation recommendations to the Committee based on the CEO’s evaluation of each senior executive’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. The Committee has retained Semler Brossy Consulting Group, LLC as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. Semler Brossy does not perform any other work for the Company, and the work done by them for the Committee is documented in a formal agreement executed by Semler Brossy and the Committee. See Section 1 of the 2011 Compensation Discussion and Analysis for additional information about the Committee’s consultant.

The Committee reports to stockholders as required by the SEC (see 2011 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held five meetings in 2011. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/ investor/governance/board-of-directors/committees-of-the-board.wss.

Compensation Committee Interlocks and Insider Participation

No member of the Executive Compensation and Management Resources Committee had a relationship that requires disclosure as a Compensation Committee interlock.

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2011.

Certain Transactions and Relationships

Under the Company’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of the Company’s common stock. If the determination is made that a related person has a material interest in any Company transaction, then the Company’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, the Company is of the view that the following transactions with related persons are not significant to investors because they take place under the Company’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by the Company where the compensation and other terms of employment are determined on a basis consistent with the Company’s human resources policies; and any grants or contributions made by the Company under one of its grant programs and in accordance with the Company’s corporate contributions guidelines.

From time to time, the Company may have employees who are related to our executive officers or directors. As noted in the discussion above on “General Information—Board of Directors,” Mr. Eskew’s son is employed by the Company. He is an executive of the Company (not an executive officer). In addition, an adult child of Mr. M. E. Daniels (Senior Vice President and Group Executive, Services) and a sibling of Dr. J.E. Kelly III (Senior Vice President and Director, Research) are employed by the Company in non-executive positions. Further, a brother-in-law of Mr. M. Loughridge (Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation) and the spouse of Mr. T.S. Shaughnessy (Senior Vice President, GTS Services Delivery) are executives of the Company. None of the above-referenced family member employees are executive officers of IBM. Each employee mentioned above received compensation in 2011 between $120,000 and $400,000. Additionally, in 2011 each family member employee mentioned above who is an executive of the Company received an equity grant. In 2011, IBM gave equity grants to approximately 400,000 non-executive employees in connection with IBM’s Centennial; each of the non-executive family member employees mentioned above received this equity grant. The compensation and other terms of employment of each of the family member employees noted above are determined on a basis consistent with the Company’s human resources policies.

Certain Information About Insurance and Indemnification

The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which the Company is able to provide indemnification. This coverage runs from June 30, 2011 through June 30, 2012, at a total cost of approximately $6.4 million. The primary carrier is XL Specialty Insurance Company. Between February 1, 2011 and January 31, 2012, payments in the amount of approximately $47,000 were made pursuant to this liability insurance.

2011 Director Compensation Narrative

Annual Retainer: In 2011, non-management directors received an annual retainer of $250,000. Chairs of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee received an additional annual retainer of $20,000, and the chair of the Audit Committee received an additional annual retainer of $25,000.

Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of the Company’s common stock. When a cash dividend is paid on the Company’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account to be paid with interest at a rate equal to the rate on 26-week U.S. Treasury bills updated each January and July, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. The Company does not pay above-market or preferential earnings on compensation deferred by directors. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of the immediate family sharing the same household and (ii) DCEAP PFS. Stock-based holdings do not include unexercised options.

Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director (a) all amounts deferred as PFS are payable, at the director’s choice, in either cash and/or shares of the Company’s common stock, and (b) amounts deferred into the interest-bearing cash account are payable in cash. The payout of PFS generally is valued based on the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the first day after the date on which the director ceases to be a member of the Board.

Termination of IBM Non-Employee Directors Stock Option Plan (DSOP): Prior to January 1, 2007, non-management directors who had been elected or reelected as a member of the Board as of the adjournment of the Annual Meeting of Stockholders received, on the first day of the month following such meeting, an annual grant of options to purchase 4,000 shares of IBM common stock. The exercise price of the options was the average of the high and low sales prices of IBM stock on the New York Stock Exchange on the date of grant. Each option has a term of ten years and became exercisable in four equal installments commencing on the first anniversary of the date of grant and continuing for the three successive anniversaries thereafter. All options granted under the DSOP have vested. Effective January 1, 2007, the DSOP was terminated. Therefore, the 2011 Director Compensation Table does not include any option awards. However, the table below entitled “Aggregate Number of Option Awards Outstanding for Each Director at Fiscal Year-End” reflects any options outstanding under the DSOP as of year end in 2011.

IBM’s Matching Grants Program: Non-management directors are eligible to participate in the Company’s Matching Grants Program on the same basis as the Company’s employees based in the U.S. Under this program, the Company will provide specified matches in cash or equipment in connection with a director’s eligible contributions to approved educational institutions, medical facilities, and cultural or environmental institutions. Each director is eligible for a Company match on total gifts up to $10,000 per calendar year. Amounts shown in the 2011 Director Compensation Table for matching grants may be in excess of $10,000 because such amounts include Company contributions on gifts that were made by directors in previous years.

2011 Director Compensation Table

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a pro-rated amount of the annual retainer for service on the Board and, if applicable, as a committee chair, based on the portion of the year the director served.

All Other Compensation (column (c)): Amounts shown in this column represent:

•      Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•      Group Life Insurance premiums paid by the Company on behalf of the directors.

•      Value of the contributions made by the Company under the Company’s Matching Grants Program as described above.

	Fees Earned or	All other
Name	Paid in Cash ($)	Compensation ($)(1)	Total ($)
(a)	(b)	(c)	(d)
A.J.P. Belda	$250,000	$17,078	$267,078
W.R. Brody	250,000	22,418	272,418
K.I. Chenault	250,000	47,884	297,884
M.L. Eskew	275,000	34,681	309,681
S.A. Jackson	250,000	30,734	280,734
A.N. Liveris	250,000	6,456	256,456
W.J. McNerney, Jr.	250,000	28,357	278,357
J.W. Owens	250,000	48,404	298,404
J.E. Spero	250,000	43,596	293,596
S. Taurel	270,000	55,081	325,081
L.H. Zambrano	270,000	37,533	307,533

Mr. Farr joined the Board in January 2012; therefore, he is not included in the table above.

(1)   Amounts in this column include the following: for Mr. Belda: $16,965 of dividend equivalent payments on PFS; for Dr. Brody: $22,304 of dividend equivalent payments on PFS; for Mr. Chenault: $47,771 of dividend equivalent payments on PFS; for Mr. Eskew: $34,567 of dividend equivalent payments on PFS; for Dr. Jackson: $30,620 of dividend equivalent payments on PFS; for Mr. McNerney: $20,000 contributed by the Company under the Matching Grants Program; for Mr. Owens: $28,290 of dividend equivalent payments on PFS and $20,000 contributed by the Company under the Matching Grants Program; for Ms. Spero: $35,982 of dividend equivalent payments on PFS; for Mr. Taurel: $44,968 of dividend equivalent payments on PFS and $10,000 contributed by the Company under the Matching Grants Program; and for Mr. Zambrano: $37,420 of dividend equivalent payments on PFS.

Aggregate Number of Option Awards Outstanding for Each Director at Fiscal Year-End

As described above, until the termination of the DSOP effective January 1, 2007, non-management directors received an annual grant of options to purchase 4,000 shares of IBM common stock. All options in the following table are fully exercisable. Because Dr. Brody and Messrs. Belda, Farr, Liveris and McNerney joined the Board after the termination of the DSOP, they did not receive any options and therefore are not included in the following table. In addition, Dr. Jackson had no options outstanding at the end of 2011; therefore, she is not included in the table.

K.I. Chenault	20,000
M.L. Eskew	8,000
J.W. Owens	4,000
J.E. Spero	12,000
S. Taurel	20,000
L.H. Zambrano	12,000

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that all reports for the Company’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

Ownership of Securities

Security Ownership of Certain Beneficial Owners

The following sets forth information as to any person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock as of December 31, 2011.

Name and address	Number of Shares Beneficially Owned	Percent of Class
Berkshire Hathaway Inc. (1)	63,905,931	5.51%
Warren E. Buffett
3555 Farnam Street
Omaha, NE 68131

National Indemnity Company (1)
3024 Harney Street
Omaha, NE 68131

State Street Corporation (2)	63,578,632	5.4%
State Street Financial Center
One Lincoln Street
Boston, MA 02111

BlackRock Inc. (3)	61,277,733	5.20%
40 East 52nd Street
New York, NY 10022

(1)   Based on the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2012 by Warren E. Buffett, Berkshire Hathaway Inc. and National Indemnity Company. Each reported that it had shared voting and dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)   Based on the Schedule 13G filed with the Securities and Exchange Commission on February 9, 2012 by State Street Corporation and certain subsidiaries (State Street). State Street reported that it had shared voting and dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(3)   Based on the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2012 by BlackRock, Inc. and certain subsidiaries (BlackRock). BlackRock reported that it had sole voting and dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

Common Stock and Stock-based Holdings of Directors and Executive Officers

The following table sets forth the beneficial ownership of shares of the Company’s common stock as of December 31, 2011 by IBM’s current directors and nominees, the executive officers named in the 2011 Summary Compensation Table, and such directors and all of the Company’s executive officers as of December 31, 2011 as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2011. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.

				Acquirable within 60 days
			Stock-based	Options and		Directors’
Name	Common Stock(1)		Holdings(2)	RSUs(3)		DCEAP Shares(4)
A.J.P. Belda	0		0	0		6,774
W.R. Brody	0		0	0		8,634
K.I. Chenault	2,735	(5)	2,735	20,000		17,507
M.E. Daniels	91,843	(6)	136,317	70,519		N/A
M.L. Eskew	0		0	8,000		12,993
D.N. Farr(7)	1,500		1,500	0		0
S.A. Jackson	0		0	0		11,532
A.N. Liveris	0		0	0		3,073
M. Loughridge	63,450	(8)	126,213	0		N/A
W.J. McNerney, Jr.	0		0	0		3,736
S.A. Mills	129,342	(9)	160,147	0		N/A
J.W. Owens	1,000	(10)	1,000	4,000		10,375
S.J. Palmisano	446,937	(11)	729,772	690,347		N/A
V.M. Rometty	60,288		138,022	103,021		N/A
J.E. Spero	1,000		1,000	12,000		13,400
S. Taurel	6,398		6,398	20,000		16,600
L.H. Zambrano	4,000		4,000	12,000		13,970
Directors and executive officers as a group	1,078,030	(12)	2,032,125	1,355,203	(12)	118,594	(12)

(1)   This column is comprised of shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 536,452 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 716,426 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of the Company, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)   For executive officers, this column is comprised of the shares shown in the “Common Stock” column and, as applicable, all restricted stock units including retention restricted stock units, officer contributions into the IBM Stock Fund under the IBM Excess 401(k) Plus Plan, and Company contributions into the IBM Stock Fund under the Excess 401(k) Plus Plan. Some of these restricted stock units may have been deferred under the Excess 401(k) Plus Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2011 Nonqualified Deferred Compensation Narrative.

(3)   For non-management directors, this column is comprised of shares that can be purchased under the IBM Non-Employee Director Stock Option Plan within 60 days after December 31, 2011 (see 2011 Director Compensation Narrative for additional information). For executive officers, this column is comprised of (i) shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2011, and (ii) RSU awards that vest within 60 days after December 31, 2011.

(4)   Promised Fee Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2011, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2011 Director Compensation Narrative for additional information).

(5)   Includes 1,619 shares in which voting and investment power are shared.

(6)   Includes 91,119 shares in which voting and investment power are shared.

(7)   Mr. Farr joined the Board in January 2012.

(8)   Includes 52,674 shares in which voting and investment power are shared.

(9)   Includes 47,944 shares in which voting and investment power are shared.

(10) Voting and investment power are shared.

(11) Includes 263,878 shares in which voting and investment power are shared.

(12) The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/5 of 1% of IBM’s outstanding shares.

Executive Compensation

2011 Report of the Executive Compensation and Management Resources Committee of the Board of Directors

Set out below is the Compensation Discussion and Analysis, which is a discussion of the Company’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.

Sidney Taurel (chair)

Alain J. P. Belda

Andrew N. Liveris

W. James McNerney, Jr.

2011 Compensation Discussion and Analysis

Section 1: Executive Compensation Summary

Trust and personal responsibility in all relationships—relationships with clients, partners, communities, fellow IBMers, and investors—is a core value at IBM. Investors should have as much trust in the integrity of a company’s executive compensation process as clients do in the quality of its products. A breach of this trust is unacceptable. As a part of maintaining this trust, we well understand the need for our investors— not only professional fund managers and institutional investor groups, but also millions of individual investors—to know how and why compensation decisions are made. We have put tremendous effort and rigor into our own executive compensation processes over many years, continually assessing and updating them to meet new voluntary criteria as well as requirements from the SEC. Investors—IBM’s owners—want senior leaders to run the Company in a way that protects and grows their investment over the long term while appropriately managing risk. This is no simple task at any company, and at a company as large and complex as IBM, it is a particularly exciting leadership challenge. IBM holds a unique identity, based on talent, brand, global operating footprint, the size and scope of our business overall, and the size of each of our individual lines of business. Unlike those few other companies of comparable size and scale that tend to operate as holding companies of component businesses, we operate as an integrated entity across a number of significant business lines, most large enough to be among the Fortune 150 biggest companies if they were standalone businesses. Our unique, integrated model delivers great value to our investors and our clients, and demands a senior leadership team of unusual depth, agility and experience.

To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•    Ensure that the interests of IBM’s leaders are closely aligned with those of our investors;

•    Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•    Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking;

•    Differentiate compensation so that it varies based on individual and team performance; and

•    Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

With these goals in mind, IBM executives earn their compensation based on performance over three time frames:

1.  Current Year—Salary and annual incentives that reflect actions and results over 12 months;

2.  Longer-term—A long-term incentive plan that reflects results over a minimum of three years, helping to ensure that current results remain sustainable; and

3.  Full Career—Deferrals, retention payments and retirement accumulations help ensure today’s leaders stay with IBM until their working careers end.

The Company considered the results of the management Say on Pay proposal presented to the stockholders for approval in 2011. In light of the support the proposal received, the Company’s compensation policies and decisions, explained in detail in this CD&A, continue to be focused on long-term financial performance to drive stockholder value. The Company has indicated that it will provide an advisory vote on executive compensation (Say on Pay) on an annual basis.

Compensation Elements for Senior Leaders—Focused on Performance

IBM’s senior executives’ annual compensation varies year to year based on business results and individual performance. As reflected in the charts below, for 2011, 92% of Chairman and CEO Palmisano’s total compensation was performance based, with 29% in annual performance based incentive and 63% in long-term elements; similarly, 87% of the Senior Vice Presidents’ (SVPs) total compensation was performance based, using the same elements. This ensures that the interests of senior executives are aligned with the long-term interests of stockholders.

2011 Chairman and CEO Compensation Mix

Salary: 8%
Annual Incentive: 29%
Performance Share Units: 63%

2011 SVP Compensation Mix

Salary: 13%
Annual Incentive: 20%
Performance Share Units: 67%

Current Year’s Performance: Salary and Annual Incentives

Salary. Senior executives at IBM receive a small percentage of their overall compensation in salary. In 2011, for example, as Chairman and CEO, Mr. Palmisano earned 8% of his compensation in salary, and the SVPs earned an average of 13% of their compensation in salary.

Annual Incentive. Senior executives are incented through a program that sets performance targets based on their role and scope. Actual payments are driven by business performance against revenue growth, net income, and cash flow targets and individual performance, as reflected in the Personal Business Commitment review process described under “How and Why Compensation Decisions Are Made.” Top performers earn the greatest payouts; median performers earn much smaller amounts; and the lowest performers earn no incentive payments at all. In 2011, the annual incentive earned by the Chairman and CEO represented 29% of his total compensation; incentives achieved by the SVPs averaged 20% of their total compensation. Additional information about the Annual Incentive Program is outlined in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation.”

Other Compensation. The SEC disclosure rules require that companies include certain items in the Summary Compensation Table column entitled “All Other Compensation.” At IBM, many of these items are available to all employees. In fact, on average, additional programs that are restricted to senior executive participation amount to less than 1% of their total compensation. IBM’s security practices provide that all air travel by the Chairman and the CEO, including personal travel, be on Company aircraft. IBM does not provide any tax assistance to the Chairman or the CEO in connection with taxes incurred for personal travel by these officers on the corporate aircraft. While the cost of corporate aircraft usage varies year to year based on several external factors such as fuel costs, using corporate aircraft for all travel is a prudent step to ensure the safety of the Chairman and the CEO given the breadth of IBM’s operations in over 170 countries and the realities of global security risks throughout the world. Given the personal travel security practice for the Chairman and the CEO, family members periodically accompany such officers on the corporate aircraft. In accordance with tax requirements, income was imputed to Mr. Palmisano for personal travel by his family members on the corporate aircraft in 2011. Since 2008, Mr. Palmisano has made a charitable contribution in recognition of his family’s personal travel on the corporate aircraft; in 2011, he contributed $59,000 to the IBM International Foundation.

Longer-Term Performance: Long-Term Incentive Plan

Long-term incentive plans (LTIP) have been a focal point for much of the discussion over executive compensation in the past several years. Well-designed LTIPs ensure that senior leaders hold a competitive stake in their company’s financial future. At the same time, the size of the awards reflects the value that the company places on the individual executive at the time. Any gain the executives realize in the long run from the program depends on what they and their colleagues do to drive the financial performance of the company. Under IBM’s LTIP, senior leaders may receive certain grants of IBM equity, as explained below.

Performance Share Unit (PSU) Grants. This portion of the LTIP focuses the senior leadership team on delivering business performance over three years against two key financial metrics which drive long-term stockholder value—earnings per share and cash flow. Through this program, the senior leadership team is eligible to earn a target number of shares of IBM stock at the end of a three-year performance period. The award pays out at the end of the three years depending on how well the Company performed against targets set at the beginning of the three-year period. The payouts are made in shares of stock, so the value goes up or down based on stock price performance from the beginning of the grant. Additional information about PSUs is set forth in Section 2 of this CD&A, “Setting Performance Targets for Incentive Compensation.”

In 2011, the long-term incentive grant to the Chairman and CEO and approximately 60 members of the senior leadership team, including each SVP, was comprised entirely of PSUs. For Mr. Palmisano, this represents 63% of his total compensation assuming future performance at target. PSUs were, on average, 67% of the SVPs’ total compensation in 2011. In 2012, the annual long-term incentive grant for this group will again be entirely PSUs.

The IBM Integration & Values Team (I&VT) consists of a select group of approximately 320 executives charged with working to drive growth through integration across IBM’s business segments and by demonstrating IBM’s values. The CEO may grant members of this group additional performance shares (Performance Uplift) for delivering extraordinary results. The Chairman, the CEO and SVPs are not eligible for these awards.

Other Stock-Based Grants. Our LTIP also provides for grants of other stock-based awards in addition to PSUs to focus senior leaders on delivering performance that increases the value of the Company through the growth of IBM’s stock price over the long term. Although since 2009 senior executives have received only PSUs, other stock-based grants have been made to this group in the past and are made to other executives. Other stock-based grants may include stock options, restricted stock, restricted stock units or any combination. These grants vest—become available for sale or exercise—over time, typically over one to four years. Until vested, the grants have no cash value, except that dividend equivalents are paid on restricted stock units granted prior to January 1, 2008. For restricted stock units awarded on or after January 1, 2008, dividend equivalents are not paid. The outstanding stock-based grants for the named executive officers are shown in the 2011 Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.

Full Career Performance: Retention, Pension and Savings

Retention of our key leaders for a full career is an important element of our total compensation strategy. This is accomplished through a combination of retention payments and retirement plans.

Retention Stock-Based Grants & Cash Awards. Periodically, the CEO reviews outstanding stock-based awards for the members of the Company’s senior leadership team and other key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, the CEO may recommend that the Compensation Committee approve individual retention awards in the form of restricted stock units or cash, for certain executives. The retention restricted stock unit (RRSU) grants typically vest at the end of five years, and the cash awards have a clawback (i.e., repayment clause) if an executive leaves IBM before a specified date. These awards make it more difficult for other companies to recruit IBM’s top talent.

Closed Retention Plan. In 1995, IBM created a new plan to help retain, for their full careers, the caliber of senior leaders needed to turn the Company around, preserve its long-term viability, and position it for growth in the future. To discourage these leaders from joining competitors, their benefits under this retention plan would be forfeited if they left IBM prior to age 60. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s, and its current position of market leadership. Thirteen of the Company’s top 17 senior executives at the end of 2011, including all of the named executive officers, were with IBM and eligible for the Retention Plan at the time it was introduced and remain with the Company today. Because its original purpose had been met, the plan was closed to new participants in 2004. Future accruals under the plan stopped on December 31, 2007, and the Retention Plan will not be replaced by any other plan.

Pension Plans. Prior to 2008, IBM’s senior executives and other IBM employees in the U.S. participated in pension plans. Future accruals under the pension plans stopped on December 31, 2007. The amount of the pension benefit under these plans is based on pay and service and is determined by the same formulas for executives and non-executives.

Savings Plan. IBM’s senior executives are eligible to participate in the Company’s savings plan just like any other IBM employee. Company contributions to the defined contribution plan comprises a significant portion of the “All Other Compensation” found in the Summary Compensation Table for the CEO and other named executive officers. The money that U.S. executives save through the IBM 401(k) Plus Plan, as for all U.S. employees, is eligible for a Company match. Prior to January 1, 2008, this match equaled 50% of the first 6% of eligible pay that participants saved through the plan for those hired before January 1, 2005, and 100% of the first 6% saved for those hired on or after January 1, 2005. Effective January 1, 2008, the 401(k) Plus Plan, became the only tax-qualified retirement program available to IBM’s U.S. employees for future deferrals and employer contributions. Under the provisions of the plan, IBM matches a participant’s own contributions dollar-for-dollar up to 6% of eligible pay for those hired before January 1, 2005, and up to 5% for those hired on or after that date. In addition, IBM makes automatic contributions to a participant’s 401(k) Plus Plan account—equal to 1%, 2% or 4% of a participant’s eligible pay—depending on the participant’s pension plan eligibility on December 31, 2007. Matching contributions and automatic contributions are made once a participant has completed one year of service.

Deferred Savings Plan. In the U.S., the Department of Labor and Internal Revenue Service also permit employees who exceed certain income thresholds to defer, on a nonqualified basis, receipt of compensation they earn. This also allows IBM to delay paying these obligations and, until they come due and are paid, to retain the cash for operating purposes. In simple terms, this deferred compensation is money earned in the past but not yet paid out. Amounts deferred into IBM’s non-qualified plan, the IBM Excess 401(k) Plus Plan, are recordkeeping (notional) accounts and are not held in trust for the participants. Participants in the Excess 401(k) Plus Plan may invest their notional accounts in the primary investment options available to all employees through the 401(k) Plus Plan. Once participants in the Excess 401(k) Plus Plan have completed one year of service, they are also eligible to receive Company matching and automatic contributions on eligible pay deferred into the Excess 401(k) Plus Plan and on money earned in excess of the Internal Revenue Code compensation limits. IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation. For executives with long and successful careers at IBM, the deferrals can accumulate to sizeable amounts over time.

At the end of 2011, the value of Mr. Palmisano’s Excess 401(k) Plus Plan account was $68,637,022. Of that amount, $32,523,193 represents money that he earned and deferred during the past 16 years that the program has been available. Mr. Palmisano could have chosen not to defer his earned compensation, taken those payments from IBM and put them in other investment vehicles. Had he done so, this amount would not be disclosed here. $4,081,390 represents matching contributions made by the Company based on the formula in the “Savings Plan” described above, which is the same for all U.S. employees with similar service to Mr. Palmisano. The remaining $32,032,439 is made up of investment gains, of which 73% are directly related to the increase in IBM stock price and the reinvestment of IBM dividends during his tenure as a senior executive and CEO. Like all participants, Mr. Palmisano’s savings are subject to investment returns. As a result, the account balance will change over time depending on market performance.

How and Why Compensation Decisions Are Made

At any level, compensation reflects an employee’s value to the business—market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior executives, IBM follows an evaluation process, described here in some detail:

1. Making Commitments

At the beginning of each year, all IBM employees, including the Chairman, the CEO and other senior executives, make a Personal Business Commitment (PBC) of the goals, both qualitative and quantitative, they seek to achieve that year in support of the business. These commitments are reviewed and approved by each individual’s manager. The commitments of both the Chairman and the CEO are reviewed directly by the Board of Directors. As part of this process, many factors are considered, including an understanding of the business risks associated with the commitments.

2. Determining Senior Vice Presidents (SVPs) Compensation

Evaluation of Results by the CEO

Throughout the year, employees assess their progress against their PBCs. At year end, employees at all levels, including executives, work with their managers to evaluate their own results—not only with regard to their stated goals, but in relation to how well their peers and the entire Company performed.

The self-assessments of the SVPs are reviewed by the Senior Vice President of Human Resources (SVP HR) and the CEO, who evaluate the information, along with the following:

•   Comparisons to market compensation levels for cash compensation and total direct compensation;

•   Potential for future roles within IBM; and

•   Total compensation levels relative to internal peers before and after any recommendations.

Following this in-depth review and in consultation with the SVP HR, the CEO makes compensation recommendations to the Compensation Committee based on an evaluation of each senior executive’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the CEO’s recommendations for the senior executives.

The Committee evaluates all of the factors considered by the CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee an understanding of how their decisions affect other compensation elements and the impact that separation of employment or retirement will have.

3. Determining Compensation for the Chairman and the CEO—Research, Recommendations and Review

IBM’s SVP HR works directly with the chair of the Compensation Committee to provide a decision-making framework for use in making a recommendation for total compensation for both the Chairman and the CEO. For each officer, this framework includes a self-evaluation of performance against commitments in the year, with a self-assessment of performance against the Company’s stated strategic objectives. In addition to the above, the Committee also reviews an analysis of IBM’s total performance over a multi-year period and a competitive benchmark analysis provided by the Committee’s outside consultant, Semler Brossy.

The Compensation Committee separately reviews all relevant information and arrives at its recommendation for total compensation for both the Chairman and the CEO. In this work, the Committee is assisted by Semler Brossy.

The final pay recommendations for both the Chairman and the CEO are presented to the independent directors on IBM’s Board for further review, discussion and final approval.

4. Ensuring Competitive Pay—Approach to Benchmarking

IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, to help us identify trends in the industry. We also include companies outside our industry, with stature, size and complexity that approximate our own, in recognition of the fact that competition for senior management talent is not limited to our industry. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.

The Compensation Committee re-examined the benchmark group for 2011. After reviewing the selection criteria for the benchmark group, the Committee determined that companies from the survey participants that meet the following criteria should be included in the 2011 benchmark group:

•   All companies in the technology industry with revenue that exceeds $15 billion, plus

•   Additional companies (up to two per industry) in industries other than technology, with revenue that exceeds $40 billion and that have a global complexity similar to IBM.

This group does not include companies that have participated in the U.S. Government’s Troubled Asset Relief Program (TARP).

2011 Benchmark Group:

Accenture	Dell	Microsoft
Archer Daniels Midland	Dow Chemical	Motorola Solutions
AT&T	EMC	PepsiCo
Boeing	Ford	Pfizer
Bunge	General Electric	Procter & Gamble
Caterpillar	Google	United Technologies
Chevron	Hewlett-Packard	UPS
Cisco Systems	Intel	Verizon
ConocoPhillips	Johnson & Johnson	Xerox
Lockheed Martin

For the 2012 benchmark group, the Committee approved the same list of companies as above except Archer Daniels Midland and UPS were not included because compensation data was not available through the survey used.

The data from this survey and related sources form the primary external view of the market, and the Company’s philosophy is to generally consider a range from the 50th to 75th percentile of the market for cash and total compensation for IBM job roles compared to jobs of similar size and complexity at companies within our benchmark group. For individual compensation decisions, the benchmark information is used together with an internal view of longer-term potential and individual performance relative to other executives. For the Company’s senior executives, the Compensation Committee also takes into account long-term retention objectives, recognizing that their skills and experience are highly sought after by other companies and, in particular, by the Company’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the median of the total benchmark group.

5. Compensation Committee Consultant

The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. The Committee has retained Semler Brossy as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. Semler Brossy does not perform any other work for the Company, reports directly to the Compensation Committee Chairman, and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. The work done by Semler Brossy for the Committee is documented in a formal agreement which is executed by the consultant and the Committee.

2011 Compensation Decisions for Mr. Palmisano as Chairman and CEO

The Compensation Committee made decisions for Chairman and CEO Palmisano’s 2011 compensation following the process and using the pay components that were previously described. The Compensation Committee noted the following as key points regarding his performance against his Personal Business Commitments for 2011:

•          Achieved very strong financial performance including record profit, cash flow and earnings per share (EPS), outperforming the market and our industry in a challenging economic environment

•          Developed a robust slate of candidates to succeed him, which ultimately led to the appointment of Virginia M. Rometty as President and CEO

•          On track toward achieving our long-term financial roadmap, delivering $13.44 operating earnings per share, well on track to achieve our 2015 roadmap objective of at least $20 operating EPS

•          Returned significant value to shareholders, as reflected by the dividend increase from $3.2 billion in 2010 to $3.5 billion in 2011, $15 billion purchase of shares in 2011, and cumulative total returns for stock that have outperformed the S&P 500 and S&P Information Technology indices for the past 1, 5 and 10 years (see performance graphs on pages 142-143 of IBM’s 2011 Annual Report to Stockholders incorporated by reference into the Company’s Form 10-K for 2011)

•          Continued IBM’s leadership position as the premier globally integrated enterprise

•          Capitalized on growth market strategy by increasing Growth Market Unit’s share of IBM revenue

•          Delivered the Smarter Planet strategy and solutions that allow companies, industries and cities to innovate and work better, enabled by smarter technologies and systems

•          Developed robust offerings to drive client value in use of Cloud, Business Analytics and optimization

•          Increased IBM’s leading market position in middleware and maintained leading market position in services and servers

•          Generated highest software and services pre-tax profit dollars, driven in part by acquisitions and middleware in software, and quality, productivity and global delivery in services

•          Successfully closed and integrated 5 acquisitions for $1.8 billion to strengthen our portfolio of offerings

•          Continued leadership in technology and innovation, earning more U.S. patents than any other company for the 19th consecutive year

•          Invested in workforce and leadership programs for employees worldwide to motivate high performance and drive business objectives

The Committee considered these results and recommended that Mr. Palmisano receive $6,500,000 in annual incentive for his 2011 performance.

Note: Operating earnings per share, referenced above, is a non-GAAP financial measure. For reconciliation and other information concerning this item, see page 38 of IBM’s 2011 Annual Report to Stockholders (GAAP Reconciliation) incorporated by reference into the Company’s Form 10-K for 2011.

2012 Compensation Decisions for Mr. Palmisano as Chairman

The Committee worked with Semler Brossy to review Mr. Palmisano’s total compensation as Chairman, using the framework described earlier in the section “How and Why Compensation Decisions are Made”, as well as Company performance and Mr. Palmisano’s personal performance. Based on this review, the Committee recommended that Mr. Palmisano’s base salary for 2012 remain at $1,800,000 and that his variable compensation be delivered in long-term elements. The annual incentive target was reduced to zero because Mr. Palmisano no longer has operational responsibility. His principal focus is to ensure an orderly transition, and to work with the CEO to deliver the long-term results as detailed in the roadmap for 2015. The Committee recommended a 2012 long-term incentive award comprised entirely of 2012-2014 Performance Share Units valued at $20,000,000 to continue Mr. Palmisano’s focus on positioning the Company for long-term success.

The Committee’s recommendations were approved by the independent directors on IBM’s Board. The PSU award will be made on June 8, 2012.

2012 Compensation Decisions for Ms. Rometty as CEO

The Committee worked with Semler Brossy to review Ms. Rometty’s base salary, annual incentive target and long-term incentive award value using the framework described earlier in the section “How and Why Compensation Decisions are Made”, as well as Company performance and Ms. Rometty’s personal performance. Based on this review, the Committee recommended a base salary of $1,500,000 and a target annual incentive of $3,500,000.

The Committee also recommended a 2012 long-term incentive award comprised entirely of 2012-2014 Performance Share Units valued at $10,000,000. The Committee chose the long-term incentive value for Ms. Rometty in light of competitive benchmarks, the personal skill set she brings to the job and the Committee’s desire to ensure that she has a long-term focus.

The Committee’s recommendations were approved by the independent directors on IBM’s Board. The PSU award will be made on June 8, 2012.

2011 Compensation Decisions for Ms. Rometty as Senior Vice President and Group Executive, Sales, Marketing and Strategy

The Compensation Committee noted the following as key points regarding Ms. Rometty’s performance against her Personal Business Commitments for 2011:

•   Grew revenue and profit and outperformed the industry. Gained significant share in the Growth Markets

•   Drove value creation for clients by achieving IBM growth play targets across Cloud, Business Analytics, Smarter Planet, and Growth Markets

•   Advanced IBM’s Smarter Planet agenda by producing 400 new references

•   Transformed IBM sales force, simplified coverage, built industry skills and increased the effectiveness of first line sales managers

•   Developed the first IBM Africa strategy and drove execution with emphasis on risk management and controls

The Committee considered these results and recommended that Ms. Rometty receive $1,470,000 in annual incentive for her 2011 performance.

2011 and 2012 Compensation Decisions for Other Named Executive Officers

The Compensation Committee also made decisions for the following named executive officers, noting the key points below:

Mark Loughridge, Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation

•   Exceeded Board of Directors budget for EPS, net income, and cash

•   IBM’s four key-growth initiatives exceeded full year targets including at least double digit growth for each initiative

•   Improved IBM’s control posture and met Audit Committee commitments

•   Managed IBM portfolio, including 5 new acquisitions

•   Overachieved Enterprise Transformation objectives and grew Global Financing profit

•   Investor sentiment on IBM is very positive; IBM stock significantly outperformed the broader markets

In accordance with IBM’s practice, the Compensation Committee approved Mr. Loughridge’s compensation, which was ratified by the independent directors on IBM’s Board.

Michael E. Daniels, Senior Vice President and Group Executive, Services

•   Services held share while delivering double digit profit growth through margin expansion initiatives

•   Led global Cloud launches with integrated messaging across IBM and established Cloud market leadership

•    In collaboration with IBM Research and the Growth Market Unit, developed an analytic based approach to targeting potential prospects for long term business development

•    Strengthened IBM’s governance, risk, and compliance model to manage material risks, including cyber-security

•    Expanded IBM’s services offerings to deliver unique competitive value, leveraging Smarter Planet and Business Analytics capabilities

Steven A. Mills, Senior Vice President and Group Executive, Software and Systems

•    Grew software revenue and generated nearly $10 billion of segment profit

•    Software Group continued to outperform software competition as evidenced by #1 market share leadership position in almost every key middleware brand

•    Successfully integrated 20 software and hardware acquisitions since the beginning of 2010

•    Advanced IBM’s position to define and capture new growth markets aligned to our 2015 roadmap

•    Grew Systems & Technology Group revenue, profit and margins. Leveraged IBM’s server technology leadership to hold or gain share across the portfolio

•    Drove new performance-based sales model

Based on these results and following the process outlined above, the Compensation Committee approved the following 2011 annual incentive payouts for these named executive officers:

2011 Annual
Name	Incentive Payouts
M. Loughridge	$1,359,800
M.E. Daniels	1,371,800
S.A. Mills	1,258,400

In addition, the Committee also approved the following compensation elements for 2012: base salary, annual incentive target and Performance Share Unit (PSU) grants under the Long-Term Performance Plan.

	2012 Cash(1)		2012 Long-Term Incentive Awards
		Annual	Performance
Name	Salary Rate	Incentive Target	Share Units(2)
M. Loughridge	$775,000	$1,046,000	$4,750,000
M.E. Daniels	825,000	1,444,000	5,000,000
S.A. Mills	716,000	968,000	5,000,000

(1)   The salary rate and annual incentive target for each of these officers is the same as 2011.

(2)   The PSUs will be granted on June 8, 2012. The actual number of PSUs granted on this date to Mr. Palmisano, Ms. Rometty and the other named executive officers will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2012. The performance period for the PSUs ends December 31, 2014, and the award will pay out in February 2015.

Senior Leadership Team—Personal Stake in IBM’s Future through Stock Ownership Requirements

Investors want the leaders of their companies to act like owners. That alignment, we have found, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for approximately 60 members of the Company’s senior leadership team, including the Chairman and the CEO. The following table illustrates which equity holdings count towards stock ownership requirements:

Included

•      IBM shares owned personally or by members of the immediate family sharing the same household

•      Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan

•      Shares of IBM stock deferred under the Excess 401(k) Plus Plan

Not Included

•      Unvested equity awards, including PSUs, RSUs and RRSUs

•      Unexercised stock options

The Chairman, the CEO and SVPs are all required to own IBM stock or equivalents worth three times their individual target cash compensation (their base salary plus the incentive payment they would earn if they achieved their performance targets) within five years of hire or promotion. As a group, the Chairman, the CEO and SVPs owned approximately 1.73 million shares or equivalents valued at over $317 million as of December 31, 2011. In fact, this group currently holds, on average, more than three times IBM stock or equivalents above what the Company requires.

The remaining members of the senior leadership team are required to hold IBM stock or equivalents worth one time their target cash compensation within five years of hire or promotion. Those who have been in place for at least five years have met or exceeded their personal IBM ownership requirements.

IBM Meeting Market Standards for Executive Compensation

We recognize that the issue of executive pay is critical to stockholders and to members of the public whose hopes for the future rest substantially on trust in the conduct of those who lead our corporations. Simply put, those who profit disproportionately to the value they create for stockholders and society, or the value they provide to clients, are breaking faith with all who would do business with them, and all who would risk their hard-earned savings in the future of an enterprise.

We have provided the information in these pages precisely because IBM works to preserve that faith. We know that striking a balance between stockholders’ concepts of fairness and the incentives needed to attract and retain a stellar executive team will always require sound judgment and careful thought. Business, markets, and people are too dynamic for mere formulaic solutions. The numbers can best be understood when the process behind them is transparent.

IBM’s business has always been to help our clients succeed through innovative solutions. Our stockholders deserve no less. We welcome this discussion.

Section 2: Additional Information

Compensation Program as it Relates to Risk

IBM management, the Compensation Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. This review includes the cash incentive programs and the LTIP that cover all executives and employees. Based on this comprehensive review, we concluded that our compensation program does not encourage excessive risk taking for the following reasons:

•                  Our programs appropriately balance short- and long-term incentives, with approximately 73% of 2012 total target compensation for senior executives provided in equity and focused on long-term performance.

•                  Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•                  Our incentive plans include a profit metric as a significant component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans are based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

•                  Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business, and demonstrate leadership consistent with the IBM values are key to individual compensation decisions.

•                  As explained in the “2011 Potential Payments Upon Termination Narrative,” we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of the Company continue to be the focus even as these executives approach retirement.

•                  Our stock ownership guidelines require that approximately 60 members of the senior leadership team hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•                  IBM has a policy for “clawback” of cash incentive payments in the event that an executive officer’s conduct leads to a restatement of the Company’s financial results. Likewise, the Company’s equity plan has a clawback provision which states that awards may be cancelled and certain gains repaid if an employee engages in detrimental activity. To further reinforce our commitment to ethical conduct, the IBM Excess 401(k) Plus Plan allows the clawback of Company contributions made after March 2010 if a participant engages in detrimental activity.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance, and is an example of the strong pay practice emphasized by expert commentators on this topic.

Elements of Compensation Programs and Linkage to Objectives

To supplement the discussion in Section 1 and as required by the SEC, the following is a description of the Company’s compensation elements and the objectives they are designed to support. As noted in Section 1: Executive Compensation Summary, IBM’s compensation practices are designed to meet five key objectives.

In total, these elements support the objective to balance rewards between short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Current Year Performance

Salary All executives including those executives listed in the proxy statement tables (Named Executive Officers or NEOs)	Salary is a market-competitive, fixed level of compensation.	Attract and retain highly qualified leaders Motivate high business performance

Annual Incentive All executives, including NEOs

Combined with salary, the target level of annual incentive provides a market- competitive total cash opportunity.

Actual annual incentive payout depends on individual and Company performance.

Lowest performers receive no incentive payment.

Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance

Long-Term Incentive Plan

Performance Share Units (PSUs) Approximately 500 executives based on job scope including NEOs

Equity grant value based on individual performance and retention objectives for each executive.

Grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter.

Number of shares granted is adjusted up or down at the end of the three-year performance period based on Company performance against earnings per share and cash flow targets.

Encourages sustained, long-term growth by linking portion of compensation to the long-term Company performance.

Paid in IBM shares upon completion of the three-year performance period, linking the compensation value further to the long-term performance of IBM.

Align executive and stockholder interests Attract and retain highly qualified leaders Motivate high business performance

*                 IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Long-Term Incentive Plan (continued)

Performance Uplift Select members of the Integration & Values Team (I&VT) (excluding the Chairman, the CEO and SVPs)

Equity award decided annually by the CEO and delivered to select executives in PSUs.

Selective recognition of those members of the I&VT who have demonstrated extraordinary results in driving growth through integration and demonstrating the IBM values.

Receiving an uplift award one year does not guarantee awards in subsequent years.

Motivate high business performance Vary compensation based on individual and team performance

Annual Stock-Based Grant All executives

Annual equity grants may be made in the form of restricted stock units (RSUs) or stock options, or some combination.

The amount of an annual grant is dependent on the level of the executive and individual performance, with lowest performers receiving no grant.

Planned grant value is converted to the number of shares granted by dividing the planned value by the predetermined, formulaic planning price* in effect for the quarter and, for stock option grants, the respective Black-Scholes valuation factor.

Awards generally vest over a 1 to 4 year period.

Align executive and stockholder interests Attract and retain highly qualified leaders Motivate high business performance Vary compensation based on individual and team performance

*                 IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

Compensation Element/Eligibility	Description	Linkage to Compensation Objectives
Retention, Pension & Savings

Retention Stock-Based Grants & Cash Awards Select executives determined each year, including some NEOs

Periodically, management reviews the retention strategy for high-performing executives and may make retention equity grants with a vesting provision or cash payments with a clawback to select executives.

Align executive and stockholder interests Retain highly qualified leaders

Pension and Savings Plans All executives, including NEOs	Like all IBM employees, executives participate in the local pension plans and savings plans sponsored by IBM in their country under the same terms and conditions as all employees.	Attract and retain highly qualified leaders

Other Executive Retention Programs Select executives, including NEOs and some other executive officers

Separate plans established more than 11 years ago in some countries (including the U.S.) to encourage full-career retention of key executives.

Important during a time of significant business transformation for IBM; the programs are now closed.

Accrual of future benefits under the retention plan stopped in the U.S. on December 31, 2007.

Attract and retain highly qualified leaders

Excess 401(k) Plus Plan U.S. employees with compensation expected to exceed applicable IRS limits, including NEOs

Established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to provide employees with the ability to save for use after their career by deferring compensation in excess of limits applicable to 401(k) plans.

Prior to January 1, 2008, cash and equity could be deferred under the plan. Effective January 1, 2008, equity deferral elections can no longer be made under the plan.

Align executive and stockholder interests Attract and retain highly qualified leaders

Setting Performance Targets for Incentive Compensation

Compensation of our senior leaders is highly linked with Company performance against four key metrics, consistent with our overall financial model:

1. Revenue Growth

2. Net Income

3. EPS

4. Cash Flow

These metrics and their weightings align with IBM’s financial model and are designed to appropriately balance both short- and long-term objectives. Targets are set for both the annual and long-term incentive programs at aggressive levels each year to motivate a high degree of business performance with emphasis on longer-term financial objectives. These targets, individually and together, are designed to be challenging to attain and are set within the parameters of our long-term financial model with profit expansion and growth objectives aligned with our disclosed financial roadmap to 2015. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not include an inappropriate amount of risk.

Apart from the linkage to its long-term financial model, IBM is not disclosing specific targets under the annual and long-term plans because it would signal IBM’s strategic focus areas and impair IBM’s ability to leverage these areas for competitive advantage. For example, disclosure of our cash flow targets would provide insight into timing of large capital investments or acquisitions. Knowledge of the targets could also be used by competitors to take advantage of insight into specific areas to target the recruitment of key skills from IBM. Disclosing the specific targets and metrics used in the qualitative assessment made by the CEO would give our competitors our insight to key market dynamics and areas that could be used against IBM competitively by industry consultants or competitors targeting existing customers.

Our financial model is well communicated to investors, and our performance targets are based on this model. We also describe the performance relative to the pre-set objectives in our discussion of named executive officer compensation decisions. Finally, outlined below is a description of the specific metrics and weightings for the Annual Incentive and the Performance Share Unit Programs.

Annual Incentive Program

The Company sets business objectives at the beginning of each year that are reviewed by the Board of Directors. These objectives translate to targets for the Company and for each business unit for purposes of determining the target funding of the Annual Incentive Program. Performance against business objectives determines the actual total funding pool for the year which can vary from 0% to 200% of total target incentives for all executives. At the end of the year, management assesses the financial performance for the Company based on performance against financial metrics. Each year the Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program reflecting current business priorities. The metrics and weightings for 2011 and 2012 are listed below.

2011 and 2012
Financial Metric	Weighting in Overall Score
Net Income	60%
Revenue Growth	20%
Cash Flow	20%

Overall funding for the Annual Incentive Program, which covers approximately 5,100 executives, is based on the performance results against these targets and may be adjusted for extraordinary events if deemed appropriate by the CEO and Compensation Committee. This adjustment can be either up or down. For example, adjustments are usually made for large divestitures and acquisitions. In 2011, no adjustments for extraordinary events were made. In addition, the CEO can recommend an adjustment, up or down, to the overall funding of the program based on factors beyond IBM’s financial performance, such as client satisfaction, market share growth and workforce development, among others. For 2011, the Compensation Committee approved a 1% adjustment to the program funding in light of the efforts of the entire executive population to deliver strong results in client satisfaction, market share and workforce development in a challenging economic environment. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Program funding level. Once the total pool funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times their individual target incentive (payouts at that level are rare and only possible when IBM’s performance has also been exceptional).

Performance Share Unit Program

EPS and cash flow targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account the Company’s financial model shared with investors, including the impact our share buyback program has on EPS. At the end of the three years, the score is calculated based on results against the predetermined targets, with the following weights:

2011 and 2012
Financial Metric	Weighting in Overall Score
Earnings Per Share (EPS)	80%
Cash Flow	20%

Adjustments can be made for extraordinary events if deemed appropriate by the CEO and the Compensation Committee—for example, large divestitures. In 2011, no adjustments were made.

The Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of Performance Share Units is adjusted up or down based on the approved actual performance from 0% to 150%. There is no discretionary adjustment to the Performance Share Unit program score.

Equity Award Practices

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, 10% above that average.

The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, and the date of grant. All equity awards for senior executives are approved by the Compensation Committee. All equity awards for employees other than senior executives are approved by senior executives pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

Equity awards granted as part of annual total compensation for senior leaders and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before or on the grant date, which is typically the date of the promotion or hire.

Ethical Conduct

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s Personal Business Commitments, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive. Annual cash incentive payments are also conditioned on compliance with these Guidelines.

The Company’s equity plans and agreements have a clawback provision—awards may be cancelled and certain gains repaid if an employee engages in activity that is detrimental to the Company, such as violating the Company’s Business Conduct Guidelines, disclosing confidential information, or performing services for a competitor. To further reinforce our commitment to ethical conduct, the Excess 401(k) Plus Plan allows the clawback of Company contributions made after March 2010 if a participant engages in detrimental activity.

In addition, approximately 1,900 of our key executives (including each of the named executive officers) have agreed to a non-competition, non-solicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

The Committee has also implemented a policy for the clawback of cash incentive payments in the event an executive officer’s conduct leads to a restatement of the Company’s financial results as follows:

To the extent permitted by governing law, the Company will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

Hedging Practices

The Company does not allow any member of the I&VT, including any named executive officer, to hedge the economic risk of their ownership of IBM securities, which includes entering into any derivative transaction on IBM stock (e.g., any short-sale, forward, option, collar, etc.).

Tax Considerations

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to the Company’s CEO and to each of the other three highest-paid executive officers (not including the Company’s chief financial officer) unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, taxable compensation derived from certain stock appreciation rights and from the exercise of stock options by senior executives under the Company’s Long-Term Performance Plans should qualify as performance-based. The IBM Excess 401(k) Plus Plan permits an executive officer who is subject to Section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the Section 162(m) limit. In 1999, the Company’s stockholders approved the terms under which the Company’s annual and long-term performance incentive awards should qualify as performance-based. In 2009, as required by the Internal Revenue Code, the stockholders again approved the terms under which long-term performance incentive awards should qualify as performance-based. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under Section 162(m), which may be appropriate to retain and motivate key executives.

2011 Summary Compensation Table Narrative

Salary (Column (c))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2011.

•                  IBM reviews salaries for each named executive officer annually during a common review cycle. In 2011, the Chairman and CEO did not receive a salary increase; the salary increases for the other named executive officers took effect on July 1, 2011.

•                  See Section 1 of the 2011 Compensation Discussion and Analysis for an explanation of the amount of salary and other compensation elements in proportion to total compensation.

Bonus (Column (d))

No bonuses were awarded to named executive officers in the years shown in the 2011 Summary Compensation Table. Payments under the IBM Annual Incentive Program are included under column (g) (Non-Equity Incentive Plan Compensation).

Stock Awards Total (Column (e))

The amounts shown are the aggregate grant date fair values of Performance Share Units granted in each fiscal year shown, computed in accordance with accounting guidance (excluding any risk of forfeiture as per SEC regulations); the values shown are calculated at the Target number, as described below.

Performance Share Units (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Performance Share Units (column (e)) in the 2011 Summary Compensation Table and in the 2011 Grants of Plan-Based Awards Table under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)).

General Terms

•                  One PSU is equivalent in value to one share of IBM common stock.

•                  Executive officers are awarded a number of PSUs during the first year of the three-year performance period. PSUs are generally paid out in IBM common stock after the three-year performance period.

•                  Performance targets for cumulative three-year attainment in earnings per share and cash flow are set at the beginning of the three-year performance period. These targets are approved by the Compensation Committee.

•                  At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of PSUs is adjusted up or down based on the approved actual performance.

•                  The performance period for the awards made in 2011 is January 1, 2011 through December 31, 2013.

•                  There are no dividends or dividend equivalents paid on PSUs.

Vesting and Payout Calculations

•                  PSU awards granted in 2011 will be adjusted for performance, as described below. The performance period ends on December 31, 2013, and the awards will pay out in February 2014.

•                  Outstanding PSUs typically are cancelled if the executive’s employment is terminated. See the 2011 Potential Payments Upon Termination Narrative for information on payout of unvested PSUs upon certain terminations.

•                  Payout will not be made for performance below the thresholds, as described below.

•                  For PSUs that were paid out on or before February 1, 2008, the executive could have elected, at least six months prior to vesting, to defer payment of these shares into the IBM Excess 401(k) Plus Plan. For PSUs that pay out after February 1, 2008, deferrals are not permitted.

•                  See Section 2 of the Compensation Discussion and Analysis for information on performance targets for the PSU program.

Threshold Number:

•                  The Threshold number of PSUs (listed in column (f) of the 2011 Grants of Plan-Based Awards Table) is 25% of the Target number.

•                  The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (earnings per share and cash flow).

•                  If only the cumulative earnings-per-share target is met at the Threshold level (and the cash flow target is not met), the number of PSUs earned would be 80% of the Threshold number.

•                  If only the cumulative cash flow target is met at the Threshold level (and the earnings-per-share target is not met), the number of PSUs earned would be 20% of the Threshold number.

Target Number:

The Target number of PSUs (listed in column (g) of the 2011 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Maximum Number:

•                  The Maximum number of PSUs (listed in column (h) of the 2011 Grants of Plan-Based Awards Table) is 150% of the Target number.

•                  The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

Restricted Stock Units (RSUs)

There were no Restricted Stock Units (RSUs) or Retention Restricted Stock Units (RRSUs) granted to the named executive officers in the years shown in the 2011 Summary Compensation Table. RRSUs granted in previous years to the named executive officers and outstanding at the end of 2011 are included in the 2011 Outstanding Equity Awards at Fiscal Year-End Table. In addition, the column titled Stock Awards in the 2011 Option Exercises and Stock Vested Table include previously-granted RSUs and RRSUs. Also, Deferred IBM Shares in the 2011 Nonqualified Deferred Compensation Table include certain previously-granted RRSUs.

General Terms

•                  One RSU or RRSU is equivalent in value to one share of IBM common stock. RSUs and RRSUs are generally paid out in IBM common stock at vesting.

•                  Dividend equivalents are not paid on RSUs or RRSUs granted on or after January 1, 2008. Dividend equivalents are paid on RSUs and RRSUs granted before January 1, 2008 at the same rate and at the same time as the dividends paid to IBM stockholders.

Vesting and Payout

•                  Vesting periods for RSUs typically range from one to four years.

•                  Vesting periods for RRSUs typically range from two to five years and can be as long as ten years; these awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

•                  Payout of RSUs at each vesting date is typically contingent on the recipient remaining employed by IBM through that vesting date. See the 2011 Potential Payments Upon Termination Narrative for information on payout of unvested RSUs upon certain terminations.

•                  Payout of RRSUs is contingent on the recipient remaining employed by IBM until the end of each vesting period.

•                  Executives have not been allowed to defer payment of RSUs.

•                  For RRSUs granted before January 1, 2008, the executive could have elected to defer payment of those shares into the IBM Excess 401(k) Plus Plan. For RRSUs granted on or after January 1, 2008, deferrals are not permitted.

•                  From time to time, special performance-based RSUs may be granted with performance contingent vesting.

Option Awards (Column (f))

•                  There were no option awards granted to the named executive officers in the years shown in the 2011 Summary Compensation Table. Market-priced and premium-priced options granted in previous years to the named executive officers and outstanding at the end of 2011 are included in the 2011 Outstanding Equity Awards at Fiscal Year-End Table.

General Terms

•                  In accordance with IBM’s LTPP, the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

•                  Options generally vest in four equal increments on the first four anniversaries of the grant date.

•                  Options generally expire ten years after the date of grant.

•                  The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

Market-priced options:

•                  From 2005 to 2007, market priced options were awarded to the named executive officers who participated in the IBM stock investment program (the Buy-First Program) by agreeing to invest 5, 10, or 15% of their annual incentive program payout in the IBM Stock Fund under the nonqualified deferred compensation plan.

•                  The exercise price is equal to the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

•                  These options vest 100% three years after the date of grant.

Premium-priced options:

•                  The exercise price is equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

•                  These options vest in four equal increments on the first four anniversaries of the grant date.

Non-Equity Incentive Plan Compensation (Column (g))

Amounts in this column represent payments under IBM’s Annual Incentive Program (AIP).

General Terms

•                  All executive officers, including the Chairman and CEO, participate in this program. The performance period is the fiscal year (January 1 through December 31, 2011).

•                  Performance goals are set annually in the beginning of the year and generally encompass corporate-wide goals and business unit goals.

•                  See Section 2 of the Compensation Discussion and Analysis for information on performance targets for AIP.

Payout Range

•                  Chairman and CEO Palmisano had a target of $5,000,000 for 2011.

•                  Mr. Loughridge and Mr. Mills had targets of 135% of their salary rate for 2011, and Mr. Daniels and Ms. Rometty had targets of 175% of their salary rate for 2011. See column (d) of the 2011 Grants of Plan-Based Awards Table for the Target payout.

•                  Threshold payout for each named executive officer is $0 (see column (c) of the 2011 Grants of Plan-Based Awards Table).

•                  Maximum payout for each named executive officer is three times the Target (see column (e) of the 2011 Grants of Plan-Based Awards Table).

Vesting and Payout

•                  In addition to performance against corporate-wide and business unit goals, individual performance against goals set at the beginning of the year determine payout amount.

•                  An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement.

•                  AIP payouts earned between January 1, 2011 and December 31, 2011 will be paid on or before March 15, 2012.

Change in Retention Plan Value (Column (h))

•                  Amounts in the column titled Change in Retention Plan Value represent the annual change in retention plan value from December 31, 2010 to December 31, 2011 for each named executive officer.

•                  See the 2011 Retention Plan Narrative for a description of the Retention Plan.

Change in Pension Value (Column (h))

•                  Amounts in the column titled Change in Pension Value represent the annual change in pension value from December 31, 2010 to December 31, 2011 for each named executive officer.

•                  See the 2011 Pension Benefits Narrative for a description of the IBM Pension Plans.

Nonqualified Deferred Compensation Earnings (Column (h))

•                  IBM does not pay above-market or preferential earnings on nonqualified deferred compensation.

•                  See the 2011 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers participate.

All Other Compensation (Column (i))

Amounts in this column represent the following as applicable:

Tax Reimbursements

•                  Amounts represent payments that the Company has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•                  These expenses are: family travel to and attendance at Company-related events, and commutation expenses for Chairman and CEO Palmisano (see Personal Use of Company Autos below).

Company Contributions to Defined Contribution Plans

•                  Amounts represent Company matching and automatic contributions to the individual accounts for each named executive officer.

•                  Under IBM’s 401(k) Plus Plan, participants hired before January 1, 2005, which includes all the named executive officers, are eligible to receive matching contributions up to 6% of eligible compensation. In addition, for all eligible participants, the Company makes automatic contributions equal to a certain percentage of eligible compensation, depending on the participant’s pension plan eligibility on December 31, 2007. In 2011, each named executive officer received automatic contributions equal to 4% of eligible compensation.

•                  Under IBM’s Excess 401(k) Plus Plan, the Company makes matching contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. Participants hired before January 1, 2005, which includes all the named executive officers, are eligible to receive matching contributions up to 6% of eligible compensation. In addition, for all eligible participants, the Company makes automatic contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage depends on the participant’s pension plan eligibility on December 31, 2007, and in 2011, each named executive officer received automatic contributions equal to 4%.

•                  For purposes of calculating the matching contribution and the automatic contribution under the 401(k) Plus Plan, the participant’s eligible compensation excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan.

•                  See the 2011 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans.

Life Insurance Premiums

•                  Amounts represent life insurance premiums paid by the Company on behalf of the named executive officers.

•                  These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•                  Life insurance for employees and executives hired before January 1, 2004, which includes all named executive officers, is two times salary plus annual incentive program target, with a maximum coverage amount of $2,000,000.

•                  In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for all eligible employees and executives is up to five times salary plus annual incentive target with a maximum coverage amount of $15,000,000.

Perquisites

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2011.

Personal Financial Planning

In 2011, IBM offered financial planning services with coverage generally up to $14,000 annually for senior U.S. executives, including each named executive officer.

Personal Travel on Company Aircraft

General Information

•             Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•                  IBM’s security practices provide that all air travel by the Chairman and by the CEO, including personal travel, be on Company aircraft. The aggregate incremental cost for Mr. Palmisano’s personal travel is included in column (i) of the 2011 Summary Compensation Table. These amounts also include the aggregate incremental cost, if any, of travel by Mr. Palmisano’s family or other non-IBM employees on both business and non-business occasions.

•                  Additionally, personal travel in 2011 on IBM aircraft by named executive officers other than Mr. Palmisano, and the aggregate incremental cost, if any, of travel by the officer’s family or other non-IBM employees when accompanying the officer on both business and non-business occasions is also included.

•                  Also, from time to time, named executive officers who are members of the boards of directors of other companies and non-profit organizations travel on IBM aircraft to those outside board meetings. These amounts include travel related to participation on these outside boards.

•                  Any travel by named executive officers for an annual physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation

•                  The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable cost rate for the specific aircraft by the number of flight hours used.

•                  The hourly variable cost rate includes fuel, oil, parking/landing fees, crew expenses, aircraft maintenance (based on the hourly operation of the aircraft) and catering.

•                  The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•                  The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•                  The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

Personal Use of Company Autos

General Information

•                  IBM’s security practices provide that the Chairman and the CEO be driven to and from work by IBM personnel in a car leased by IBM or by an authorized car service.

•                  In addition, under IBM’s security practices, the Chairman and the CEO may use a Company-leased car with an IBM driver or an authorized car service for non-business occasions. Further, the families of both the Chairman and the CEO may use a Company-leased car with an IBM driver or an authorized car service on non-business occasions or when accompanying the Chairman or the CEO on business occasions.

•                  Family members and other non-IBM employees may accompany named executive officers other than the Chairman and the CEO in a Company-leased car with an IBM driver or an authorized car service on business occasions.

•                  Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation

•                  The incremental cost for the car and driver for commutation and non-business events is calculated by multiplying the variable rate by the applicable driving time. The variable rate includes drivers’ salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense.

•                  The incremental cost for an authorized car service is the full cost to IBM for such service.

Personal Security

General Information

•                  Under IBM’s security practices, IBM provides security personnel for both the Chairman and the CEO on certain non-business occasions and for the families of the Chairman and the CEO on certain non-business occasions or when accompanying such officer on business occasions.

•                  Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•                  In addition, amounts also include the cost of home security systems and monitoring for Mr. Palmisano and any other named executive officers, if applicable.

Aggregate Incremental Cost Calculation

•                  The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•                  The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the costs of these items.

Annual Executive Physical

•                  IBM covers the cost of an annual executive physical for the named executive officers under the Company’s corporate wellness program.

•                  Amounts represent any payments by IBM for named executive officers under this program.

Family Travel and Attendance at Company-Related Events

•                  Company-related events may include meetings, dinners and receptions with IBM’s clients, executive management or board members attended by the named executive officers and their family members.

•                  Amounts represent the aggregate incremental cost, if any, of commercial travel and/or meals and entertainment for the family members of the named executive officers to attend Company-related events.

Other Personal Expenses

•                  Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under the Company’s corporate wellness program.

•                  Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft.

•                  Amounts also include ground transportation expenses, home office equipment and administrative charges incurred by executives.

2011 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Performance Share Units(1) ($) (e)	Restricted Stock Units(2) ($) (e)	Stock Awards Total(3) ($) (e)	Option Awards Total(4) ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Retention Plan Value(5) ($) (h)	Change in Pension Value(6) ($) (h)	Nonqualified Deferred Compensation Earnings(7) ($) (h)	All Other Compensation(8) (9) ($) (i)	Total(10) ($) (j)
S.J. Palmisano(11)	2011	$1,800,000	$0	$14,307,565	$0	$14,307,565	$0	$6,500,000	$2,293,870	$5,283,183	$0	$1,614,300	$31,798,918
Chairman, President and CEO	2010	1,800,000	0	13,319,450	0	13,319,450	0	9,000,000	2,395,650	4,142,277	0	1,061,231	31,718,608
	2009	1,800,000	0	13,517,401	0	13,517,401	0	4,750,000	1,241,929	1,912,577	0	1,091,888	24,313,795
M. Loughridge	2011	747,500	0	4,087,876	0	4,087,876	0	1,359,800	510,704	1,150,367	0	163,143	8,019,390
Senior VP and CFO, Finance and Enterprise Transformation	2010	720,000	0	3,567,706	0	3,567,706	0	1,482,000	392,632	870,514	0	147,805	7,180,657
	2009	720,000	0	3,942,567	0	3,942,567	0	975,000	190,534	381,037	0	252,835	6,461,973
M.E. Daniels	2011	745,000	0	5,109,845	0	5,109,845	0	1,371,800	384,628	828,076	0	246,486	8,685,835
Senior VP & Group Executive, Services	2010	665,000	0	3,567,706	0	3,567,706	0	1,368,000	292,856	620,904	0	171,322	6,685,788
	2009	665,000	0	3,379,401	0	3,379,401	0	792,000	139,749	268,067	0	216,308	5,460,525
V.M. Rometty(12)	2011	715,000	0	5,109,845	0	5,109,845	0	1,470,000	180,206	617,157	0	250,062	8,342,270
Senior VP & Group Executive, Sales, Marketing & Strategy	2010	630,000	0	3,567,706	0	3,567,706	0	1,292,000	154,853	517,301	0	233,696	6,395,556
	2009	630,000	0	3,379,401	0	3,379,401	0	680,000	71,088	217,817	0	201,425	5,179,731
S.A. Mills	2011	705,500	0	3,576,891	0	3,576,891	0	1,258,400	465,124	1,132,095	0	235,028	7,373,038
Senior VP & Group Executive, Software & Systems	2010	695,000	0	3,092,019	0	3,092,019	0	1,428,800	458,831	886,475	0	174,289	6,735,414
	2009	695,000	0	3,379,401	0	3,379,401	0	846,000	237,285	408,510	0	191,746	5,757,942

(1)

The amounts in this column reflect the aggregate grant date fair values of Performance Share Unit (PSU) awards at the Target number (described in the 2011 Summary Compensation Table Narrative), calculated in accordance with accounting guidance. At the Maximum number, these values for Mr. Palmisano would be: 2011: $21,461,348; 2010: $19,979,175; 2009: $20,276,101; for Mr. Loughridge: 2011: $6,131,814; 2010: $5,351,561; 2009: $5,913,850; for Mr. Daniels: 2011: $7,664,767; 2010: $5,351,559; 2009: $5,069,101; for Ms. Rometty: 2011: $7,664,767; 2010: $5,351,559; 2009: $5,069,101; and for Mr. Mills: 2011: $5,365,337; 2010: $4,638,027; 2009: $5,069,101.

(2)	There were no Restricted Stock Units (RSUs) or Retention Restricted Stock Units (RRSUs) granted to the named executive officers in the years shown in the 2011 Summary Compensation Table.

(3)

The amounts in this column reflect the total of the previous two columns (Performance Share Units and Restricted Stock Units). For assumptions used in determining the fair value of stock awards, see Note R (Stock-Based Compensation) to the Company’s 2011 Consolidated Financial Statements.

(4)	There were no option awards granted to the named executive officers in the years shown in the 2011 Summary Compensation Table.

(5)	Assumptions used to calculate these amounts can be found immediately after the 2011 Retention Plan Table.

(6)	Assumptions used to calculate these amounts can be found immediately after the 2011 Pension Benefits Table.

(7)	IBM does not provide above-market or preferential earnings on deferred compensation. See the 2011 Nonqualified Deferred Compensation Narrative for information about deferred compensation.

(8)

Amounts in this column include the following for 2011: for Mr. Palmisano: tax reimbursements of $13,224 and Company contributions to defined contribution plans of $1,080,000; for Mr. Loughridge: Company contributions to defined contribution plans of $134,030; for Mr. Daniels: Company contributions to defined contribution plans of $211,300; for Ms. Rometty: Company contributions to defined contribution plans of $200,700; and for Mr. Mills: Company contributions to defined contribution plans of $213,430. In accordance with SEC rules, dividend equivalents paid in each of the years shown above on RSUs and RRSUs granted prior to January 1, 2008 are not included in “All Other Compensation” because those amounts were factored into the grant date fair values. RSUs and RRSUs granted on or after January 1, 2008 do not receive dividend equivalents.

(9)

Amounts in this column also include the following perquisites for 2011: for Mr. Palmisano: personal financial planning, personal travel on Company aircraft of $489,327, personal use of Company autos, personal security and family attendance at Company-related events; for Mr. Loughridge: personal financial planning, personal travel on Company aircraft, family attendance at Company-related events, and other personal expenses; for Mr. Daniels: personal financial planning, personal travel on Company aircraft, family attendance at Company-related events and other personal expenses; for Ms. Rometty: personal travel on Company aircraft of $32,090, personal use of Company autos, family attendance at Company-related events, and other personal expenses; and for Mr. Mills: personal financial planning, personal travel on Company aircraft, family attendance at Company-related events, and other personal expenses. See the 2011 Summary Compensation Table Narrative for a description and information about the aggregate incremental cost calculations for perquisites.

(10)

The amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards Total, Option Awards Total, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(11)	Mr. Palmisano is currently Chairman.

(12)	In January 2012, Ms. Rometty became President and CEO.

2011 Grants of Plan-Based Awards Table

										All Other	All Other
										Stock	Option	Exercise		Grant Date
										Awards:	Awards:	or	Closing	Fair
										Number of	Number	Base	Price on	Value of
				Estimated Future Payouts			Estimated Future Payouts			Shares of	of Securities	Price of	the NYSE	Stock
				Under Non-Equity Incentive Plan Awards(2)			Under Equity Incentive Plan Awards(3)			Stock	Underlying	Option	on	and Option
		Grant	Compensation	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	the Date of	Awards(4)
Name	Type of	Date	Committee	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	Grant	($)
(a)	Award(1)	(b)	Approval Date	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	($/Sh)	(l)
S.J. Palmisano	AIP	N/A	01/25/2011	$0	$5,000,000	$15,000,000				0	0	N/A	N/A	N/A
	PSU	06/08/2011	01/25/2011				22,876	91,504	137,256					$14,307,565
M. Loughridge	AIP	N/A	01/25/2011	0	1,046,000	3,138,000				0	0	N/A	N/A	N/A
	PSU	06/08/2011	01/25/2011				6,536	26,144	39,216					4,087,876
M.E. Daniels	AIP	N/A	01/25/2011	0	1,444,000	4,332,000				0	0	N/A	N/A	N/A
	PSU	06/08/2011	01/25/2011				8,170	32,680	49,020					5,109,845
V.M. Rometty	AIP	N/A	01/25/2011	0	1,400,000	4,200,000				0	0	N/A	N/A	N/A
	PSU	06/08/2011	01/25/2011				8,170	32,680	49,020					5,109,845
S.A. Mills	AIP	N/A	01/25/2011	0	968,000	2,904,000				0	0	N/A	N/A	N/A
	PSU	06/08/2011	01/25/2011				5,719	22,876	34,314					3,576,891

(1)          Type of Award:

AIP = Annual Incentive Program

PSU = Performance Share Unit

Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan. See the 2011 Summary Compensation Table Narrative for additional information on these types of awards.

(2)          AIP amounts will be adjusted based on performance and paid on or before March 15, 2012.

(3)          PSU awards will be adjusted based on performance and paid in February 2014.

(4)          The amounts in this column reflect the aggregate grant date fair values of PSU awards calculated in accordance with accounting guidance. The values shown are based on the Target number, as described in the 2011 Summary Compensation Table Narrative.

2011 Outstanding Equity Awards at Fiscal Year-End Narrative

Option Awards (Columns (b)—(f ))

•                  The Grant Date for each of the outstanding option awards has been included to facilitate understanding of the vesting schedules. Additionally, a Total line has been included for each named executive officer to provide a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•                  As of December 31, 2011, all outstanding option awards for the named executive officers were fully vested.

•                  IBM has not granted any option awards that are Equity Incentive Plan Awards.

•                  See the 2011 Summary Compensation Table Narrative for more details on option awards.

Stock Awards (Columns (g)—( j))

General Information

The Grant Date for each of the outstanding RRSU awards (column (g)) and PSU awards (column (i)) has been included to facilitate understanding of the vesting schedules.

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RRSUs that were outstanding as of December 31, 2011. There were no outstanding RSU awards as of December 31, 2011.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RRSU awards disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2011 fiscal year ($183.88).

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs that were outstanding as of December 31, 2011.

Performance Share Units

•                  Amounts in column (i) reflect the Maximum number possible for each PSU award.

•                  The maximum payout level is 150% of the Target number, and the program has not paid out at the maximum level since the 1995-1997 performance period (which paid out in February 1998).

•                  The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•                  See Section 2 of the 2011 Compensation Discussion and Analysis, as well as the 2011 Summary Compensation Table Narrative, for a detailed description of the PSU program, including payout calculations.

•                  The table below provides the payout levels for all outstanding PSU awards for each of the named executive officers.

2011 Outstanding PSU Award Payout Levels

Name	Grant Date	Threshold	Target	Maximum
S.J. Palmisano	06/08/2009	33,334	133,334	200,001
	06/08/2010	28,456	113,822	170,733
	06/08/2011	22,876	91,504	137,256
M. Loughridge	06/08/2009	9,722	38,889	58,334
	06/08/2010	7,622	30,488	45,732
	06/08/2011	6,536	26,144	39,216
M.E. Daniels	06/08/2009	8,334	33,334	50,001
	06/08/2010	7,622	30,488	45,732
	06/08/2011	8,170	32,680	49,020
V.M. Rometty	06/08/2009	8,334	33,334	50,001
	06/08/2010	7,622	30,488	45,732
	06/08/2011	8,170	32,680	49,020
S.A. Mills	06/08/2009	8,334	33,334	50,001
	06/08/2010	6,606	26,423	39,635
	06/08/2011	5,719	22,876	34,314

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the values of PSU awards disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2011 fiscal year ($183.88).

2011 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards								Stock Awards
Name			Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price(4) ($)		Option Expiration Date	Type of		Number of Shares or Units of Stock That Have Not Vested(6) (#)	Market Value of Shares or Units of Stock That Have Not Vested(7) ($)			Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(8) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)
(a)	Grant Date		(b)	(c)	(d)	(e)		(f)	Award	Grant Date	(g)	(h)	Type of Award	Grant Date	(i)	(j)
S.J. Palmisano	02/24/2004		250,000	0	N/A	$105.96	(5)	02/23/2014	N/A				PSU	06/08/2009	200,001	$36,776,184
	03/08/2005		200,000	0		101.33	(5)	03/07/2015					PSU	06/08/2010	170,733	31,394,384
	03/08/2005	(1)	30,325	0		92.12		03/07/2015					PSU	06/08/2011	137,256	25,238,633
	05/08/2006		88,130	0		91.04	(5)	05/07/2016
	05/08/2006	(1)	63,628	0		82.76		05/07/2016
	05/08/2007	(1)	58,264	0		102.80		05/07/2017
Total			690,347	0							0	$0			507,990	$93,409,201
M. Loughridge	N/A								RRSU	10/28/2008	16,667	$3,064,728	PSU	06/08/2009	58,334	$10,726,456
													PSU	06/08/2010	45,732	8,409,200
													PSU	06/08/2011	39,216	7,211,038
Total			0	0							16,667	$3,064,728			143,282	$26,346,694
M.E. Daniels	03/08/2005		31,030	0	N/A	$101.33	(5)	03/07/2015	RRSU	12/18/2007	35,399	6,509,168	PSU	06/08/2009	50,001	$9,194,184
	07/26/2005		16,168	0		92.51	(5)	07/25/2015					PSU	06/08/2010	45,732	8,409,200
	05/08/2006		23,321	0		91.04	(5)	05/07/2016					PSU	06/08/2011	49,020	9,013,798
Total			70,519	0							35,399	$6,509,168			144,753	$26,617,182
V.M. Rometty	02/24/2004		30,369	0	N/A	$105.96	(5)	02/23/2014	RRSU	12/18/2007	35,399	$6,509,168	PSU	06/08/2009	50,001	$9,194,184
	03/08/2005		25,680	0		101.33	(5)	03/07/2015					PSU	06/08/2010	45,732	8,409,200
	03/08/2005	(1)	1,998	0		92.12		03/07/2015					PSU	06/08/2011	49,020	9,013,798
	07/26/2005		23,518	0		92.51	(5)	07/25/2015
	05/08/2006		21,456	0		91.04	(5)	05/07/2016
Total			103,021	0							35,399	$6,509,168			144,753	$26,617,182
S.A. Mills	N/A												PSU	06/08/2009	50,001	$9,194,184
													PSU	06/08/2010	39,635	7,288,084
													PSU	06/08/2011	34,314	6,309,658
Total			0	0							0	$0			123,950	$22,791,926

Type of Award:

PSU = Performance Share Unit

RRSU = Retention Restricted Stock Unit

(1)          These options were granted under the Buy-First Program. See the 2011 Summary Compensation Table Narrative for additional information about this program.

(2)          Option awards shown in this column vested 25% per year on the first through the fourth anniversaries of the respective grant dates, except for options granted under the Buy-First Program, which vested 100% on the third anniversary of the respective grant dates.

(3)          As of December 31, 2011, there were no unexercisable options for the named executive officers.

(4)          The exercise prices shown in this column are equal to the average high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant, except for premium-priced options.

(5)          These options are premium-priced options, which have an exercise price equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

(6)          The amounts shown in column (g) of the 2011 Outstanding Equity Awards at Fiscal Year-End Table are RRSU awards that have not yet vested. See the 2011 Summary Compensation Table Narrative for additional information on these types of awards. The table below shows the vesting schedules for these outstanding awards. All awards below vest on the anniversary of the date of grant in the year indicated.

Vesting Schedule for Unvested RRSUs

		Vesting Schedule
Name	Grant Date	2012	2013
S.J. Palmisano	N/A
M. Loughridge	10/28/2008		16,667
M.E. Daniels	12/18/2007	35,399
V.M. Rometty	12/18/2007	35,399
S.A. Mills	N/A

(7)          Values in these columns are calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2011 fiscal year ($183.88).

(8)          The amounts shown in column (i) of the 2011 Outstanding Equity Awards at Fiscal Year-End Table are PSU awards that have not yet vested. See the 2011 Summary Compensation Table Narrative for additional information on PSU awards. The table below shows the vesting schedules for these outstanding PSU awards (reflecting Maximum payout), all of which are paid out in February of the year indicated.

Vesting Schedule for Unvested PSUs

		Vesting Schedule
Name	Grant Date	2012	2013	2014
S.J. Palmisano	06/08/2009	200,001
	06/08/2010		170,733
	06/08/2011			137,256
M. Loughridge	06/08/2009	58,334
	06/08/2010		45,732
	06/08/2011			39,216
M.E. Daniels	06/08/2009	50,001
	06/08/2010		45,732
	06/08/2011			49,020
V.M. Rometty	06/08/2009	50,001
	06/08/2010		45,732
	06/08/2011			49,020
S.A. Mills	06/08/2009	50,001
	06/08/2010		39,635
	06/08/2011			34,314

2011 Option Exercises and Stock Vested Table

	Option Awards			Stock Awards (1)
	Number of Shares			Number of Shares
	Acquired on	Value Realized		Acquired on	Value Realized
	Exercise	on Exercise		Vesting	on Vesting
Name	(#)	($)		(#)	($)
(a)	(b)	(c)		(d)	(e)
S.J. Palmisano	300,000	$25,019,580	(2)	127,477	$20,776,201
M. Loughridge	0	0		43,431	7,074,474
M.E. Daniels	40,000	2,329,508		38,906	6,334,074
V.M. Rometty	29,446	2,586,831		35,965	5,860,823
S.A. Mills	104,505	9,256,230		39,487	6,685,659

(1)          Amounts shown in these columns reflect PSU, RSU, and/or RRSU awards that vested during 2011. See the 2011 Summary Compensation Table Narrative for details on these types of awards.

(2)          This amount represents the exercise of stock options that were due to expire within one year after the date of exercise. This is consistent with Mr. Palmisano’s general practice with regard to the timing of his stock option exercises.

2011 Retention Plan Narrative

Introduction and Purpose

As noted in Section 1 of the Compensation Discussion and Analysis, during the mid-1990s, an additional form of retention compensation was created for certain Company leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when the Company faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time.

In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn the Company around, preserve its long-term viability and position it for growth in the future. The Retention Plan discourages these leaders from joining competitors even after a full IBM career by providing that benefits under the Retention Plan are forfeited if this happens. The approach worked, as evidenced by the Company’s historic turnaround in the late 1990s and its current position of market leadership. Thirteen of the Company’s top 17 executives at the end of 2011, including all of the named executive officers, were with IBM and eligible for the Retention Plan at the time it was introduced and remain with the Company today.

Because its original purpose had been met, the Retention Plan was closed to new participants in 2004. Future accruals under the Retention Plan stopped on December 31, 2007, and will not be replaced by any other plan.

For individuals who were eligible for the Retention Plan since its inception, payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for the Company past the age when many others at the Company choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2011 Retention Plan Table and are not included in the 2011 Pension Benefits Table.

The 2011 Retention Plan Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan.

Description of Retention Plan

•                  The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay and job level requirements.

•                  Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit. Benefits for Mr. Palmisano and Mr. Mills are determined under the prior formula. Benefits for Mr. Loughridge, Mr. Daniels, and Ms. Rometty are determined under the 1999 plan formula.

•                  Effective May 1, 2004, the Retention Plan was closed to new participants. Accrual of future benefits under the Retention Plan stopped on December 31, 2007. Accordingly, a participant’s Retention Plan benefit does not consider pay earned or service performed after December 31, 2007.

•                  Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

Material Terms and Conditions: 1995 Retention Plan

•                  The benefits provided under the Retention Plan for Mr. Palmisano and Mr. Mills are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•                  Benefits are available under the 1995 Retention Plan only if a participant terminates employment, becomes disabled or dies on or after meeting the early retirement age and service, holds an executive level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death.

•                  Early retirement age and service have the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan. Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

•                  If the participant terminates employment before age 60, the single life annuity resulting from the sum of the amounts specified in (1) through (4) is reduced as specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•                  The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions: 1999 Retention Plan

•                  The benefits provided under the Retention Plan to Mr. Loughridge, Mr. Daniels and Ms. Rometty are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•                  Benefits are available under the 1999 Retention Plan if a participant holds an executive-level position immediately prior to termination or death, has final average pay in excess of $405,400 on both January 1, 2007 and immediately prior to termination or death, and either:

•                  Terminates employment for any reason other than cause or dies, in each case after attaining age 60 and completing at least five years of service; or

•                  Terminates employment for any reason other than cause or dies, in each case after attaining age 55 and completing at least 15 years of service, if approved by the Board in the case of the two highest paid officers (and if approved by the Compensation Committee and the chairman and chief executive officer in the case of any other officer of IBM).

•                  Final average pay has the same meaning as it does under the Pension Credit Formula of the IBM Personal Pension Plan.

•                  The benefit provided under the 1999 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

•                  In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•                  A participant who terminates employment after attaining age 55, but prior to attaining age 60, who completes at least 15 years of service, and who receives Compensation Committee and chairman and chief executive officer approval (or Board approval in the case of the two highest paid officers) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculations

The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding

•                  The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of the Company regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service

•                  Generally, a participant’s years of credited service are based on the years an employee participates in the Retention Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Retention Plan. Because accruals under the Retention Plan stopped on December 31, 2007, service after that date is not counted.

Available Forms of Payment

•                  A participant’s benefit is only payable in the form of an annuity with monthly benefit payments. Lump sum payments are not available under the Retention Plan.

•                  A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Retention Plan Benefit

The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age (as defined in the next subsection), for each of the named executive officers is detailed in the table below.

Annual Retention
Plan Benefit
at Earliest
Unreduced
Name	Retirement Age
S.J. Palmisano	$1,523,320
M. Loughridge	255,994
M.E. Daniels	192,387
V.M. Rometty	102,392
S.A. Mills	292,017

Present Value of Accumulated Benefit

•                  The present value of accumulated benefit shown in the 2011 Retention Plan Table is the value as of December 31, 2011 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•                  The annual Retention Plan benefit, which is reflected in the table in the previous subsection titled Annual Retention Plan Benefit, is the benefit that is payable for the named executive officer’s life beginning on his or her earliest unreduced retirement age.

•                  The earliest unreduced retirement age is the earliest age a named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. As of December 31, 2011, Mr. Palmisano and Mr. Mills have reached the earliest unreduced retirement age. Because Mr. Loughridge, Mr. Daniels and Ms. Rometty did not attain age 60 by December 31, 2011, the earliest unreduced retirement age is the named executive officer’s age on the first day of the month that coincides with or next follows the attainment of age 60.

•                  Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2011 Retention Plan Table.

2011 Retention Plan Table

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service(1)	Benefit(2)	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	Retention Plan	34	$22,547,647	$0
M. Loughridge	Retention Plan	30	3,523,065	0
M.E. Daniels	Retention Plan	32	2,576,051	0
V.M. Rometty	Retention Plan	26	1,243,460	0
S.A. Mills	Retention Plan	34	4,330,567	0

(1)          Reflects years of credited service as of December 31, 2007, which was the date accruals under the Retention Plan stopped. Each of the named executive officers has four additional years of service with IBM after that date.

(2)          While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit will continue to change based on the ages of the named executive officers, the assumptions used to calculate the present value of the accumulated benefit, and the benefit that would be provided under the IBM Personal Pension Plan.

Assumptions to determine present value as of December 31, 2011:

•                  Measurement date: December 31, 2011

•                  Interest rate for present value: 4.2%

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): RP 2000 Combined Healthy Mortality, sex distinct with 36 year improvement using scale AA

•                  Termination of employment: Later of age 60 or current age

•                  Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2007.

•                  Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the plan beginning on the first day of the month following the assumed termination of employment.

•                  Present value is based on the single life annuity payable beginning on the first day of the month following the assumed termination of employment. The six-month delay under the Retention Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•                  All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2010:

•                  The column titled Change in Retention Plan Value in the 2011 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2010 to December 31, 2011.

•                  To determine the present value of the Retention Plan benefit as of December 31, 2010, the same assumptions that are described above to determine present value as of December 31, 2011 were used, except a 5.0% interest rate and the 1994 US GAM Male or Female table, as applicable, with 30 year improvement (post-commencement) were used.

2011 Pension Benefits Narrative

The 2011 Pension Benefits Table shows each named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the IBM Personal Pension Plan. The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan, and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan.

Qualified Plan and Nonqualified Plan Descriptions—General

Plan Description

•                  Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999, to elect to continue to earn benefits under the prior formulas, including the Pension Credit Formula.

•                  Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants.

•                  Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after December 31, 2007.

•                  The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•                  The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM Personal Pension Plan (Qualified Plan)

Purpose of the Qualified Plan

•                  The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•                  Effective January 1, 2008, all eligible employees, including the named executive officers, became eligible for Company contributions under a new defined contribution plan, the IBM 401(k) Plus Plan, on eligible pay up to the compensation limits of the Internal Revenue Code. Under the plan, participants are eligible for Company contributions up to 10% of eligible pay, depending on their pension plan formula participation as of December 31, 2007 and the amount they contribute to the plan. In 2011, each named executive officer received Company contributions equal to 10% of total eligible pay.

•                  The cessation of accruals under the IBM Personal Pension Plan and the replacement of Qualified Plan accruals with contributions under the new tax-qualified defined contribution plan reflect the Company’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by the Company’s current competition.

Material Terms and Conditions: Pension Credit Formula under the Qualified Plan

•                  The benefits under the Qualified Plan for all of the named executive officers are determined under the Pension Credit Formula. Each of the named executive officers satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•                  The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•                  The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•                  For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater, prior to 2008.

•                  The annuity conversion factor is determined according to a table set forth in the IBM Personal Pension Plan document.

•                  Prior to 2008, the named executive officers earned points as follows: 0.16 base points each year until a 4.25 base point cap was reached, and 0.03 excess points each year until a 0.75 excess point cap was reached.

•                  The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•                  A named executive officer may receive his or her benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•                  Early retirement age is defined as:

•                  Any age with 30 years of service;

•                  Age 55 with 15 years of service; or

•                  Age 62 with five years of service.

•                  As of December 31, 2011, all of the named executive officers had attained early retirement age.

•                  Under the Pension Credit Formula, an executive who terminates employment and whose pension benefit commences before his or her normal retirement age will receive smaller monthly annuity payments than if his or her benefit commences at normal retirement age.

•                  Instead of receiving his or her entire benefit under the Pension Credit Formula as an annuity, a named executive officer may elect to receive a portion of the benefit as an unsubsidized lump sum. The amount that may be paid as a lump sum is based on the benefit the named executive officer earned before January 1, 2000.

Compensation Elements Included in Calculations

•                  Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

•                  Salary;

•                  Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards); and

•                  Amounts deducted from salary and variable compensation under IBM’s Internal Revenue Code Section 125 plan (cafeteria plan), and amounts deferred under IBM’s 401(k) Plus Plan and Excess 401(k) Plus Plan.

•                  Equity compensation—stock options, RSUs, RRSUs and PSUs— was excluded from eligible compensation.

•                  Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the last year that benefits accrued under the Qualified Plan the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which was $195,000 payable as a single life annuity beginning at normal retirement age in 2011).

Qualified Plan Funding

•                  Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•                  A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•                  Generally, a participant’s years of credited service are based on the years an employee participates in the Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Plan. Because accruals under the Qualified Plan stopped on December 31, 2007, service performed after such date is not counted.

IBM Excess Personal Pension Plan (Nonqualified Plan)

Purpose of the Nonqualified Plan

•                  The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•                  The benefit provided to a named executive officer is payable only as an annuity beginning on the first day of the month following a separation from service from IBM (subject to the six-month delay for “specified employees” as required under Section 409A of the Code).

Material Terms and Conditions of the Nonqualified Plan

The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

Nonqualified Plan Funding

•                  The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of the Company with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service

•                  Like the Qualified Plan, generally a participant’s years of credited service are based on the years an employee participates in the Plan.

•                  The years of credited service for the named executive officers are based only on their service while eligible for participation in the Plan. Because accruals under the Nonqualified Plan stopped on December 31, 2007, service performed after such date is not counted.

Available Forms of Payment

•                  A portion of the benefit that is available to each of the named executive officers under the Qualified Plan may be paid as a lump sum. The portion is determined on the benefit that was earned before January 1, 2000.

•                  The maximum lump sum amount that the named executive officers could have elected to receive as of January 1, 2012 if they had a separation from service from IBM on December 31, 2011 was equal to:

	Maximum Lump Sum
			Total
	Qualified	Nonqualified	Available
Name	Plan	Plan	Lump Sum
S.J. Palmisano	$747,721	$0	$747,721
M. Loughridge	404,241	0	404,241
M.E. Daniels	436,895	0	436,895
V.M. Rometty	284,133	0	284,133
S.A. Mills	719,633	0	719,633

•                  A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the named executive officers, is as follows:

	Annual Pension Benefit at
	Normal Retirement Age
	Qualified	Nonqualified	Total
Name	Plan	Plan	Benefit
S.J. Palmisano	$93,043	$3,113,737	$3,206,780
M. Loughridge	85,717	613,407	699,124
M.E. Daniels	88,036	416,355	504,391
V.M. Rometty	81,390	342,761	424,151
S.A. Mills	92,479	594,573	687,052

Present Value of Accumulated Benefit

•                  The present value of accumulated benefit is the value as of December 31, 2011 of the annual pension benefit that was earned as of December 31, 2007.

•                  The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his or her normal retirement age.

•                  The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•                  Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2011 Pension Benefits Table.

2011 Pension Benefits Table

As noted in the Introduction and Purpose to the 2011 Retention Plan Narrative, the 2011 Pension Benefits Table does not include amounts reflected in the 2011 Retention Plan Table.

		Number of	Present Value	Payments
		Years Credited	of Accumulated	During Last
		Service(1)	Benefit(2)	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
S.J. Palmisano	Qualified Plan	34	$1,016,710	$0
	Nonqualified Plan		34,024,886	0
	Total Benefit		$35,041,596	$0
M. Loughridge	Qualified Plan	30	$848,010	$0
	Nonqualified Plan		6,068,520	0
	Total Benefit		$6,916,530	$0
M.E. Daniels	Qualified Plan	32	$847,383	$0
	Nonqualified Plan		4,007,610	0
	Total Benefit		$4,854,993	$0
V.M. Rometty	Qualified Plan	26	$719,052	$0
	Nonqualified Plan		3,028,159	0
	Total Benefit		$3,747,211	$0
S.A. Mills	Qualified Plan	34	$1,007,088	$0
	Nonqualified Plan		6,474,851	0
	Total Benefit		$7,481,939	$0

(1)          Reflects years of credited service as of December 31, 2007, which was the date accruals under the Qualified Plan and the Nonqualified Plan stopped. Each of the named executive officers has four additional years of service with IBM after that date.

(2)          While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits will continue to change based on the ages of the named executive officers and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2011:

•                  Measurement date: December 31, 2011

•                  Interest rate for present value: 4.2%

•                  Mortality (pre-commencement): None

•                  Mortality (post-commencement): RP 2000 Combined Healthy Mortality, sex distinct with 36 year improvement using scale AA

•                  Separation from service from IBM: Later of age 65 or current age

•                  Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007.

•                  Benefit payable as a single life annuity beginning on the first day of the month following a separation from service from IBM. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•                  The Pension Credit Formula conversion factor is based on age at December 31, 2007 and commencement at age 65.

•                  All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at separation from service from IBM.

Assumptions to determine present value as of December 31, 2010:

•                  The column titled Change in Pension Value in the 2011 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2010 to December 31, 2011. To determine the present value of the pension benefit as of December 31, 2010, the same assumptions that are described above to determine the present value as of December 31, 2011 were used, except a 5.0% interest rate and the 1994 US GAM Male or Female table, as applicable, with 30 year improvement table (post-commencement) were used.

2011 Nonqualified Deferred Compensation Narrative

IBM Excess 401(k) Plus Plan

General Description

•                  Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan. IBM employees, including the named executive officers, who are eligible to participate in the IBM 401(k) Plus Plan and whose eligible pay is expected to exceed the Internal Revenue Code compensation limit for the applicable plan year are eligible to participate in the Excess 401(k) Plus Plan. The purpose of the Excess 401(k) Plus Plan is to provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply. The Excess 401(k) Plus Plan provides employees with the opportunity to save for retirement on a tax-deferred basis.

•                  The 2011 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), Company match (registrant contributions), automatic contributions (registrant contributions) and investment gain or loss (aggregate earnings) for each named executive officer during 2011.

•                  The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•                  Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by the Company (Basic Account), and all deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Code Section 409A, while amounts deferred and vested on and after January 1, 2005 are subject to Code Section 409A.

•                  The Excess 401(k) Plus Plan balance is not paid to, and cannot be accessed by, the participants until after a separation from service from IBM.

•                  The Excess 401(k) Plus Plan allows the clawback of Company matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to the Company.

Purpose of the Excess 401(k) Plus Plan

•                  U.S. tax laws limit the amount of pay that employees can defer for retirement into qualified 401(k) plans.

•                  IBM established the nonqualified plan to give participants the ability to save for retirement with additional tax-deferred funds, as permitted under the current Department of Labor and Internal Revenue Service regulations and other guidance.

Compensation Eligible for Deferral under Excess 401(k) Plus Plan

•                  An eligible employee may elect to defer between 1% and 80% of salary and between 1% and 80% of eligible performance pay, including annual incentive program payments.

•                  In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares

•                  Prior to January 1, 2008, under the EDCP, an executive could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007 under the Company’s Long-Term Performance Plan (LTPP).

•                  In addition, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under the Company’s LTPP.

•                  Deferral elections must have been made in advance of the vesting of the eligible awards and in accordance with IRS rules.

•                  Effective January 1, 2008, deferrals of receipt of IBM stock are no longer allowed under the Excess 401(k) Plus Plan. Executives who made elections prior to January 1, 2008 to defer receipt of IBM stock granted on or before December 31, 2007 were able to defer the receipt of such stock into the Excess 401(k) Plus Plan when the awards vest.

•                  None of the named executive officers made a previous election that resulted in deferral of stock in 2011.

•                  Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders.

Excess 401(k) Plus Plan Funding

•                  The Excess 401(k) Plus Plan is unfunded and maintained as a book reserve (notional) account.

•                  No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of the Company for payment of their Excess 401(k) Plus Plan accounts.

Company Match on Participant Contributions

•                  The Company credits matching contributions to the Basic Account of each eligible participant who defers salary or performance pay (including annual incentive program payments) under the Excess 401(k) Plus Plan.

•                  The matching contributions equal the percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The maximum matching contribution percentage for a participant is the participant’s maximum matching contribution percentage under the IBM 401(k) Plus Plan. Participants hired before January 1, 2005, which includes all the named executive officers, are eligible for up to 6% matching contributions; participants hired on or after January 1, 2005 are eligible for up to 5% matching contributions. For purposes of calculating the matching contributions under the IBM 401(k) Plus Plan, the participant’s eligible compensation excludes the amounts the participant elects to defer under the Excess 401(k) Plus Plan.

•                  The Company does not provide any matching contributions for Deferred IBM Shares.

Company Automatic Contributions

•                  Effective January 1, 2008, the Company credits automatic contributions to the Basic Account of each eligible participant.

•                  The automatic contributions equal a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage for a participant is the participant’s automatic contribution percentage under the IBM 401(k) Plus Plan. The percentage is 2% or 4% if the participant was hired before January 1, 2005 (depending on the participant’s pension plan eligibility on December 31, 2007), or 1% if the participant was hired on or after January 1, 2005. For purposes of calculating the automatic contributions under the IBM 401(k) Plus Plan, the participant’s eligible compensation excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan. The automatic contribution percentage is 4% for all the named executive officers.

Company Transition Credits

•                  Effective for the period of January 1, 2008 through June 30, 2009, the Company credited transition credits to an eligible participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. None of the named executive officers have Personal Pension Accounts under the Qualified Plan and therefore they were not eligible to receive transition credits.

Earnings Measures

•                  A participant’s contributions to the Basic Account are adjusted for earnings and losses based on investment choices selected by the participant.

•                  As previously mentioned, IBM does not pay guaranteed, above-market or preferential earnings on deferred compensation.

•                  The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2011 annual rates of return indicated for each):

•                  Target Date 2005 Fund (4.21%)

•                  Target Date 2010 Fund (3.13%)

•                  Target Date 2015 Fund (1.92%)

•                  Target Date 2020 Fund (0.69%)

•                  Target Date 2025 Fund (-0.64%)

•                  Target Date 2030 Fund (-1.44%)

•                  Target Date 2035 Fund (-1.61%)

•                  Target Date 2040 Fund (-1.62%)

•                  Target Date 2045 Fund (-1.62%)

•                  Target Date 2050 Fund (-1.59%)

•                  Income Plus Life Strategy Fund (5.55%)

•                  Conservative Life Strategy Fund (3.43%)

•                  Moderate Life Strategy Fund (1.66%)

•                  Aggressive Life Strategy Fund (-1.62%)

•                  Stable Value Fund (3.57%)

•                  Inflation Protected Bond Fund (13.55%)

•                  Total Bond Market Fund (7.63%)

•                  Total Stock Market Index Fund (0.70%)

•                  Total International Stock Market Index Fund (-14.16%)

•                  Real Estate Investment Trust Index Fund (8.58%)

•                  International Real Estate Index Fund (-9.05%)

•                  Long-Term Corporate Bond Fund (15.11%)

•                  High Yield & Emerging Markets Bond Fund (3.86%)

•                  Large-Company Index Fund (2.09%)

•                  Large-Cap Value Index Fund (0.39%)

•                  Large-Cap Growth Index Fund (2.64%)

•                  Small/Mid-Cap Stock Index Fund (-3.67%)

•                  Small-Cap Value Index Fund (-5.40%)

•                  Small-Cap Growth Index Fund (-2.65%)

•                  European Stock Index Fund (-11.37%)

•                  Pacific Stock Index Fund (-13.65%)

•                  IBM Stock Fund (27.32% including dividend equivalent reinvestment)

•                  A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle.

•                  Investment selections for existing account balances may be changed daily, subject to excessive trading restrictions.

•                  Any changes (whether to new deferrals or existing balances) may be made through an Internet site or telephone call center maintained by the plan’s third-party record keeper.

•                  Effective January 1, 2008, the Company match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•                  Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of the Company’s common stock, they may not be transferred to any other investment choice at any time.

•                  On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

•                  Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2011 Nonqualified Deferred Compensation Table, are calculated as the change in the price of the Company’s common stock between December 31, 2010 and December 31, 2011 for all Deferred IBM Shares that were contributed prior to 2011.

Payouts, Withdrawals and Other Distributions

•                  No payouts, withdrawals or other distributions from the Basic Account are permitted prior to a separation from service from IBM.

•                  At termination, the balance in an executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in an immediate lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

•                  At least age 55 with 15 years of service;

•                  At least age 62 with 5 years of service;

•                  At least age 65 with 1 year of service;

•                  Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

•                  Commencing benefits under the IBM Long-Term Disability Plan.

•                  As of December 31, 2011, all of the named executive officers had satisfied the age and service criteria.

•                  If the participant has satisfied the age, service and account balance criteria at termination, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•                  If the participant has satisfied the age, service and account balance criteria at termination and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1. Lump sum upon termination;

2. Lump sum in February of the year following termination; or

3. Annual installments (beginning February 1 of the year following termination) for a number of years (between two and ten) elected by the participant.

•                  The participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1. Lump sum upon separation;

2. Lump sum in February of the year following separation; or

3. Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

However, if the participant has elected annual installments and the total balance of the participant’s Basic Account upon a separation from service from IBM is less than 50% of the applicable Internal Revenue Code compensation limit (in 2011, 50% of this limit was $122,500), the amounts deferred on or after January 1, 2005 are distributed in a lump sum on the date installments would have otherwise begun.

•                  Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•                  Distribution elections apply to both the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•                  At December 31, 2011, the named executive officers had the following distribution elections on file:

•                  Mr. Palmisano—immediate lump sum for pre-2005 amounts, and 5 annual installments for all post-2004 amounts

•                  Mr. Loughridge—immediate lump sum for all amounts

•                  Mr. Daniels—10 annual installments for pre-2005 amounts, and immediate lump sum for all post-2004 amounts

•                  Ms. Rometty—10 annual installments for all amounts

•                  Mr. Mills—10 annual installments for all amounts

•                  Mr. Palmisano’s distribution election for his pre-2005 amounts will become effective in November 2012. If Mr. Palmisano ceases to be employed by IBM prior to this election becoming effective, his pre-2005 amounts will be distributed in five annual installments.

•                  The balance in a participant’s Basic Account continues to experience investment gains and losses until it has been completely distributed.

•                  Deferred IBM Shares are distributed only in the form of shares of the Company’s common stock.

•                  These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following a separation from service from IBM. All named executive officers were “specified employees” under Section 409A at the end of the last fiscal year.

2011 Nonqualified Deferred Compensation Table

		Executive			Aggregate	Aggregate	Aggregate
		Contributions			Earnings	Withdrawals/	Balance at
		in Last FY(1)	Registrant Contributions in Last FY(2)		in Last FY(3)	Distributions	Last FYE(4)
Name		($)	($)		($)	($)	($)
(a)	Plan	(b)	(c)		(d)	(e)	(f)
S.J. Palmisano	Basic Account	$633,300	Match	$633,300	$2,690,379	$0	$29,036,441
			Automatic	422,200
	Deferred IBM Shares	0		0	7,994,200	0	39,600,581
	Total	$633,300		$1,055,500	$10,684,579	$0	$68,637,022
M. Loughridge	Basic Account	$30,150	Match	$30,150	$455,068	$0	$3,736,454
			Automatic	79,380
	Deferred IBM Shares	0		0	1,405,920	0	6,964,455
	Total	$30,150		$109,530	$1,860,988	$0	$10,700,909
M.E. Daniels	Basic Account	$112,080	Match	$112,080	$384,403	$0	$5,117,790
			Automatic	74,720
	Deferred IBM Shares	0		0	0	0	0
	Total	$112,080		$186,800	$384,403	$0	$5,117,790
V.M. Rometty	Basic Account	$179,250	Match	$105,720	$612,168	$0	$5,217,152
			Automatic	70,480
	Deferred IBM Shares	0		0	1,035,796	0	5,130,988
	Total	$179,250		$176,200	$1,647,964	$0	$10,348,140
S.A. Mills	Basic Account	$376,885	Match	$113,358	$1,287,306	$0	$9,111,355
			Automatic	75,572
	Deferred IBM Shares	0		0	0	0	0
	Total	$376,885		$188,930	$1,287,306	$0	$9,111,355

(1)          A portion of the amount reported in this column (b) for each named executive officer’s Basic Account is included within the amount reported as salary for that officer in column (c) of the 2011 Summary Compensation Table. These amounts are: $93,300 for Mr. Palmisano; $30,150 for Mr. Loughridge; $30,000 for Mr. Daniels; $50,050 for Ms. Rometty; and $91,125 for Mr. Mills.

(2)          For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2011 Summary Compensation Table. The amounts reported as Company contributions to defined contribution plans in footnote 8 to the 2011 Summary Compensation Table are larger because the amounts reported in that footnote also include the Company’s contributions to the IBM 401(k) Plus Plan.

(3)          None of the amounts reported in this column (d) are reported in the 2011 Summary Compensation Table because the Company does not pay guaranteed, above-market or preferential earnings on deferred compensation.

(4)          Amounts reported in this column (f) for each named executive officer include amounts previously reported in the Company’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and Company matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, match and automatic contributions and investment experience, including an $8 quarterly administrative fee.

2011 Potential Payments Upon Termination Narrative

Introduction

IBM does not have any plans, programs, or agreements under which payments to any of the named executive officers are triggered by a change of control of the Company, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided by the Company to a named executive officer following a termination of employment would be provided under the terms of the Company’s existing compensation and benefit programs, as described below. The 2011 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer, assuming termination on the last business day of the fiscal year end.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity, also as described below.

This 2011 Potential Payments Upon Termination Narrative and the 2011 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year end because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.

Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2011 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2011 Pension Benefits Table. The 2011 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2011 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.

Annual Incentive Program (AIP)

•                  The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause. An AIP payment is not payable following a termination for cause.

•                  This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•                  AIP payments to executive officers are subject to clawback as described in Section 2 of the Compensation Discussion and Analysis.

•                  For purposes of the 2011 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2012.

IBM Long-Term Performance Plans (LTPP)

•                  The named executive officers have certain outstanding equity grants under the LTPP including:

•                  Stock Options;

•                  Retention Restricted Stock Units (RRSUs); and/or

•                  Performance Share Units (PSUs).

•                  The LTPP and/or the named executive officers’ equity award agreements contain the following terms:

•                  Generally, unvested stock options, RSUs, RRSUs, and PSUs are cancelled upon termination; and

•                  Vested stock options may be exercised only for 90 days following termination.

•                  Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

•                  Vested stock options continue to be exercisable for the remainder of their ten-year term if approved by the Board, Compensation Committee or other appropriate management; and

•                  The Company prorates a portion of unvested PSU awards to continue to vest under their original vesting schedules.

•                  If an executive dies, outstanding stock options, RSU awards and RRSU awards would vest immediately. In addition, in such case, outstanding PSU awards granted before June 8, 2011 would be prorated for the portion of the performance period completed and continue to vest under their original vesting schedules, and outstanding PSUs granted on or after June 8, 2011 would remain outstanding and continue to vest under their original vesting schedules.

•                  If an executive becomes disabled, outstanding stock options, RSU awards and RRSU awards would continue to vest under their original vesting schedules. In addition, in such case, outstanding PSU awards granted before June 8, 2011 would be prorated for the portion of the performance period completed and continue to vest under their original vesting schedules, and outstanding PSUs granted on or after June 8, 2011 would remain outstanding and continue to vest under their original vesting schedules.

•                  Beginning with PSU and RSU awards granted in 2009, in cases other than death or disability, certain executives may be eligible for continued vesting of these awards after separation.

•                  To ensure that the interests of IBM’s senior leaders are aligned with the Company’s long-term interests as they approach retirement, approximately 60 members of the senior leadership team, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU awards upon termination if the following criteria are met:

•                  The executive is on the senior leadership team at the time of departure;

•                  For RSU awards, at least one year has passed since the award grant date; and for PSU awards, at least one year has passed in the performance period;

•                  The executive has reached age 55 with 15 years of service at the time of departure; and

•                  The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

•                  Both the Chairman and the CEO are also eligible for the payouts described upon termination, except such officer must have reached age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

•                  Payouts of PSU awards after termination as described above will be made in February after the end of the three-year performance period and only if the performance goals are met. Payouts of RSU awards after termination, as described above, will be made in accordance with the original vesting schedule.

•                  The 2011 Potential Payments Upon Termination Table assumes the following:

•                  Amounts shown reflect the payout of the 2009 PSU awards calculated using the actual performance achieved for the 2009-2011 performance period and the 2011 fiscal year-end closing price of $183.88 for IBM common stock; and

•                  Outstanding awards for the 2010 and 2011 PSU awards were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

•                  LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in “Detrimental Activity” (including but not limited to competitive business activity, disclosure of confidential Company information and solicitation of Company clients or employees) prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit Company clients or employees for a period of one year following termination of employment.

•                  In the 2011 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his or her vested, in-the-money options at an IBM common stock price of $183.88 (the closing price of IBM stock at fiscal year end).

IBM Supplemental Executive Retention Plan (Retention Plan)

•                  Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•                  Eligibility criteria are described in the 2011 Retention Plan Narrative.

•                  Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•                  At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•                  The 2011 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•                  This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

•                  The payment would be delayed six months following termination; and

•                  Amounts not paid during the delay would be paid (with interest) on July 1, 2012.

•                  Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive business activity or discloses Company confidential information at any time prior to or following commencement of Retention Plan payments.

IBM Excess 401(k) Plus Plan

•                  As described in the 2011 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•                  Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in Detrimental Activity within 12 months following the release date.

•                  The Excess 401(k) Plus Plan allows the clawback of Company matching and automatic contributions made to a participant’s account after March 31, 2010 if a participant engages in Detrimental Activity.

•                  The 2011 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect (if any) or the plan’s default distribution provision.

•                  Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end, without assumptions for the following between such date and the distribution date(s):

•                  Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

•                  Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•                  The tables do not reflect:

•                  That payment of amounts deferred after December 31, 2004 (and the associated earnings) are required to be delayed six months following termination under Section 409A of the Internal Revenue Code; or

•                  Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

Retiree Medical and Life Insurance

General Description

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. Eligibility for a particular program is dependent upon date of hire, age and years of service at termination. Future coverage remains subject to IBM’s right to amend or terminate the plans at any time.

IBM Retiree Benefits Plan

•                  Medical, dental and vision insurance coverage, partially subsidized by the Company, is provided to former employees and their eligible dependents.

•                  This coverage is available to all U.S. regular employees who, as of June 30, 1999, were within five years of satisfying either of the following criteria (and who satisfy at least one of these):

•                  30 years of service with the Company; or

•                  Age 55 with at least 15 years of service with the Company.

•                  Mr. Palmisano and Mr. Mills would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year end.

IBM Future Health Account

•                  Amounts credited by the Company to a hypothetical account may be used to offset the cost of medical, dental and vision insurance coverage for former employees and their eligible dependents.

•                  Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

•                  Hired before January 1, 2004;

•                  Not within 5 years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

•                  At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service. An employee was eligible for an opening balance on July 1, 1999 if the employee was at least age 40 and completed at least one year of service on June 30, 1999.

•                  Mr. Loughridge, Mr. Daniels and Ms. Rometty would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year end.

IBM Group Life Insurance

•                  IBM Group Life Insurance provides $25,000 of coverage before age 65, which reduces to $5,000 at age 65.

•                  This coverage is available to all U.S. regular employees hired prior to January 1, 2004 who terminate employment and are eligible for the IBM Retiree Benefits Plan or IBM Future Health Account.

•                  All named executive officers would have been eligible for this benefit following a termination of employment on the last business day of the fiscal year end.

2011 Potential Payments Upon Termination Table

			LTPP			Excess 401(k) (6)
		Annual	Stock		Retention	Basic		Deferred IBM
	Termination	Incentive Program(2)	Options(3)	PSUs(4)	Plan(5)	Account		Shares
Name	Scenario	($)	($)	($)	($)	($)		($)
S.J. Palmisano	Termination(1)	$6,500,000	$58,112,720	$33,834,104	$1,523,320	$5,807,288	(7)	$7,920,116	(7)
	For cause	0	0	0	0	5,807,288	(7)	7,920,116	(7)
M. Loughridge	Termination(1)	1,359,800	0	9,868,288	0	3,736,454	(8)	6,964,455	(8)
	For cause	0	0	0	0	3,736,454	(8)	6,964,455	(8)
M.E. Daniels	Termination(1)	1,371,800	6,203,918	8,458,664	0	2,416,069	(9)	0
	For cause	0	0	0	0	2,416,069	(9)	0
V.M. Rometty	Termination(1)	1,470,000	8,810,388	0	0	521,715	(10)	513,099	(10)
	For cause	0	0	0	0	521,715	(10)	513,099	(10)
S.A. Mills	Termination(1)	1,258,400	0	8,458,664	292,017	911,136	(11)	0
	For cause	0	0	0	0	911,136	(11)	0

(1)               Termination includes the following separation scenarios: resignation, retirement and involuntary termination not for cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)               Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2012.

(3)               Assumes each named executive officer exercised all vested, in-the-money options at $183.88 (the fiscal year-end closing price of IBM common stock on the NYSE).

(4)               Assumes IBM released PSU awards, granted in 2009 according to its policy, for the three-year performance period ending December 31, 2011, for named executive officers who were at least age 55 and had at least 15 years of service (Mr. Palmisano, Mr. Loughridge, Mr. Daniels and Mr. Mills). PSU awards are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) in February in the year following the end of the performance period.

(5)               Reflects the Retention Plan benefit payable as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)               Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end. See the section titled IBM Excess 401(k) Plus Plan above for more details.

(7)               Approximate annual amount payable for 5 years starting in February 2012. Deferred IBM Shares are paid as shares of IBM common stock.

(8)               Payable in an immediate lump sum following termination. Deferred IBM Shares are paid as shares of IBM common stock.

(9)               Sum of the approximate annual amount of Basic Account deferred prior to January 1, 2005 payable for 10 years starting in February 2012 ($300,191) and the approximate amount of the Basic Account deferred on or after January 1, 2005 payable in an immediate lump sum following termination ($2,115,878).

(10)         Approximate annual amount payable for 10 years starting in February 2012. Deferred IBM Shares are paid in IBM common stock.

(11)         Approximate annual amount payable for 10 years starting in February 2012.

Report of the Audit Committee of the Board of Directors

The Audit Committee hereby reports as follows:

1.     Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.     The Audit Committee has discussed with the Company’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss the Company’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T, as may be modified or supplemented.

3.     The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

4.     The Audit Committee has an established charter outlining the practices it follows. The charter is available on the Company’s website at: http://www.ibm.com/investor/governance/board-of-directors/committees-of-the-board.wss.

5.     The Company’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, engagements may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee. Any such additional engagements are approved by the Audit Committee or by the Audit Committee chair pursuant to authority delegated by the Audit Committee. For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair its independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.     Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM, and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the Securities and Exchange Commission.

M.L. Eskew (chair)

D.N. Farr

J.W. Owens

J.E. Spero

Audit and Non-Audit Fees

Set forth below are the fees paid by IBM to its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

($ in millions)	2011	2010
Audit Fees	$35.3	$32.2
Audit-Related Fees	29.5	25.3
Tax Fees	7.9	7.9
All Other Fees	1.0	1.2

Description of Services

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of the Company’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements including the support of business acquisition and divestiture activities, independent assessment of controls related to outsourcing services, and audit and review of IBM’s retirement and other benefit-related programs. For 2011, these services included approximately $16 million for independent assessment of controls related to outsourcing services and approximately $9 million for support of acquisition and divestiture activities. For 2010, these services included approximately $16 million for independent assessment of controls related to outsourcing services.

Tax Fees: comprise fees for tax compliance, tax planning, and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees: comprise fees primarily in connection with the international assignee program and certain benchmarking arrangements.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2012, and with the endorsement of the Board of Directors, recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2011. Its representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

In accordance with the pre-approval policies and procedures described in the Report of the Audit Committee of the Board of Directors, the Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair its independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any regulatory proceedings against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for the Company is in no way adversely affected by any such investigation or litigation.

THE IBM BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THIS PROPOSAL.

3. Advisory Vote on Executive Compensation

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

The Company’s named executive officers are identified in the 2011 Summary Compensation Table, and the compensation of the named executive officers is described on pages 20 through 69. IBM has long demonstrated its commitment to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of shareholders.

As discussed in the 2011 Compensation Discussion and Analysis, the Company’s executive compensation programs are designed to:

•      Ensure that the interests of IBM’s leaders are closely aligned with those of our investors;

•         Attract and retain highly qualified senior leaders who can drive a global enterprise to succeed in today’s competitive marketplace;

•         Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking;

•         Differentiate compensation so that it varies based on individual and team performance; and

•         Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time.

IBM’s executive compensation programs and practices continue to be designed to motivate our leaders to deliver superior business performance that balances annual results and long-term sustained performance. Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management. These targets are set within the parameters of IBM’s long-term financial model with profit expansion and growth objectives aligned with our disclosed financial roadmap to 2015.

Annual compensation for the named executive officers as a group varies year to year based on business results and individual performance. For 2011, 90% of the compensation for the named executive officers was performance based. Our annual incentive is a cash payment that is designed to reward for the most recent year’s revenue, net income and cash flow. For 2011, this incentive comprised 24% of the group’s compensation. Nearly 66% of compensation for 2011 was in the form of long-term incentive, which is 100% performance based and delivered through Performance Share Units (PSUs). The payout of PSUs is based on IBM’s three-year cumulative performance against EPS and cash flow targets. PSUs will pay out nothing if the threshold performance level is not reached.

2011 Chairman and CEO Compensation Mix

Salary: 8%
Annual Incentive: 29%
Performance Share Units: 63%

2011 Other NEOs Compensation Mix

Salary: 11%
Annual Incentive: 21%
Performance Share Units: 68%

For the reasons expressed above, the Executive Compensation and Management Resources Committee and the IBM Board of Directors believe that these policies and practices are aligned with the interests of our stockholders and reward for performance.

We are therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

Stockholder Proposals

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

THE IBM BOARD OF DIRECTORS OPPOSES THE FOLLOWING PROPOSALS FOR THE REASONS STATED AFTER EACH PROPOSAL.

4. Stockholder Proposal on Cumulative Voting

Management has been advised that Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the owner of 200 shares, intends to submit the following proposal at the meeting:

RESOLVED: “That the stockholders of IBM, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

REASONS: “Many states have mandatory cumulative voting, so do National Banks.”

“In addition, many corporations have adopted cumulative voting.”

“Last year the owners of 216,764,348 shares, representing approximately 27.9% of shares voting, voted FOR this proposal.”

“If you AGREE, please mark your proxy FOR this resolution.”

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM, like most other major corporations, provides that each share of common stock is entitled to one vote for each nominee for Director. The Board of Directors believes that this approach produces a Board that may represent the interests of the Company’s stockholders as a whole rather than the interests of any particular group. The Board believes that the best interests of our stockholders are fairly served through our existing voting provisions. In 2008, the Company amended its by-laws to provide that the vote required in an uncontested election for a director at a stockholders meeting is a majority of the votes cast. This change ensures that the results of director elections reflect the will of a majority of the votes cast.

The cumulative voting proposal advanced by the proponent may lead to dysfunction on the Board by enabling stockholders representing a small percentage of our shares to elect a director to represent their own particular interests. This may result in a Board of Directors on which each director advocates the positions of the group responsible for his or her election, rather than the positions that are in the best interest of the Company and IBM stockholders as a whole. The Board believes that changing the current voting procedure is not advisable. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

5. Stockholder Proposal to Review Political Contributions-Trade Associations Policy

Management has been advised that Walden Asset Management, One Beacon Street, Boston, MA 02108, the beneficial owner of 101,150 shares, and multiple co-filers whose names, addresses and beneficial holdings are available upon request, intend to submit the following proposal at the meeting:

Whereas: Political spending by companies is increasingly controversial, heightened by the Citizens United Supreme Court decision, allowing companies to make independent expenditures supporting or opposing a candidate’s election campaign.

Corporate political spending has also become a major investor concern. Investors asked hundreds of companies to disclose their policies, establish board oversight and disclose all direct and indirect expenditures for political purposes. 52 S&P 100 companies now disclose their political expenditures and policies on their websites. Shareowner proposals urging disclosure averaged more than 33 percent in 2011, indicating strong investor support.

Omitted from many company reports, however, is disclosure of payments for political purposes to trade associations and through other tax-exempt groups.

Meanwhile many companies updated their political spending policies. For example, Pfizer, Procter & Gamble and Merck stated they will not make direct or indirect independent political expenditures. IBM also has a strong, long held position which does not allow expenditures of corporate funds for political parties or candidates and insures dues payments to trade associations do not get diverted into political expenditures. In addition, IBM doesn’t have a PAC.

But IBM is on the US Chamber of Commerce Board, which announced it would raise $75 million for political campaigns in 2010. The Chamber, allegedly on behalf of the business community, lobbies, speaks publicly and puts political dollars to work in ways that, ironically, challenges IBM’s environmental positions.

IBM has strong environmental policies and urges companies in its supply chain to follow suit. Yet as a Chamber board member, IBM does not seem to challenge the Chamber’s environmental positions or its partisan political activities. Controversial inconsistencies could be harmful to IBM’s reputation.

The Chamber’s website states: “Directors determine the U.S. Chamber’s policy positions on business issues and advise the U.S. Chamber on appropriate strategies to pursue. Through their participation in meetings and activities held across the nation, Directors help implement and promote U.S. Chamber policies and objectives.” As a Chamber board member IBM certainly may be perceived as supporting its policies.

Resolved: Shareholders request that independent Board members institute a comprehensive review of IBM’s policies and oversight processes related to political spending and public policy, both direct and indirect including though trade associations, and present a summary report by September 2012. The report may omit confidential information and limit costs. Items for review include:

•                  Risks and responsibilities associated with serving on boards of and paying dues to trade organizations where their positions contradict IBM’s own positions.

•                  How IBM’s Board representatives on trade associations can more effectively advocate IBM’s sustainability agenda and influence policy.

•                  Management and Board trade association oversight processes.

•                  The case for IBM publicly explaining why they differ from a trade association on a priority issue.

•                  Review and disclosure of any direct and indirect expenditures supporting or opposing candidates, or for issue ads designed to affect political races, including dues and special payments made to trade associations, such as the U.S. Chamber of Commerce.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

IBM does not provide support to political parties or candidates, directly or indirectly. Indeed, IBM has a clear and long-standing corporate policy against making political contributions of any kind, setting it apart from many other U.S. corporations. Because of IBM’s policy on political contributions and expenditures, IBM does not have a Political Action Committee and does not engage in independent expenditures or electioneering communications, as defined by law. Notably, the corporate policy specifically prohibits direct or indirect support of political parties or candidates via intermediary organizations, such as trade or industry associations. This corporate policy is set forth in the IBM Business Conduct Guidelines under a section entitled “Public Service and Political Activity.” All employees are required to comply with these guidelines which the Company also publishes on its website at: http://www.ibm.com/investor/governance/business-conduct-guidelines.wss.

The Company also provides disclosure on its website about its policies and practices with regard to political expenditures and public policy matters. See www.ibm.com/investor/governance/public-policy-matters.wss. These policies and practices discuss IBM’s involvement in trade and industry associations, including IBM’s restrictions on the use of its contributions for political expenditures and procedures to help ensure compliance. In addition, the disclosure explains that IBM joins trade and industry associations that have members from a wide variety of industries, covering broad issues; as a result, there may be occasions where the views of a particular association on one or more issues are different than IBM’s views.

Further, IBM employees are not permitted to make any political contributions on IBM’s behalf or request reimbursement from IBM for such contributions. IBM policies likewise prohibit the use of employee work time or IBM assets in support of political parties or candidates. Finally, the Company periodically reports to its Board of Directors about IBM’s policies and practices in connection with governmental relations, public policy and related expenditures.

Given all of the foregoing, the Board views the proposal as unnecessary. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

6. Stockholder Proposal for Disclosure of Lobbying Policies and Practices

Management has been advised that the Green Century Balanced Fund, 114 State Street, Suite 200, Boston, MA 02109, the beneficial owner of 7,059 shares, and multiple co-filers whose names, addresses and beneficial holdings are available upon request, intend to submit the following proposal at the meeting:

Whereas, businesses, like individuals, have a recognized legal right to express opinions to legislators and regulators on public policy matters.

It is important that our company’s lobbying positions, as well as processes to influence public policy, are transparent. Public opinion is skeptical of corporate influence on Congress and public policy and questionable lobbying activity may pose risks to our company’s reputation when controversial positions are embraced. Hence, we believe full disclosure of International Business Machines’ (IBM) policies, procedures and oversight mechanisms is warranted.

Resolved, the shareholders of IBM request the Board authorize the preparation of a report, updated annually, disclosing:

1.    Company policy and procedures governing the lobbying of legislators and regulators, including that done on our company’s behalf by trade associations. The disclosure should include both direct and indirect lobbying and grassroots lobbying communications.

2.    A listing of payments (both direct and indirect, including payments to trade associations) used for direct lobbying as well as grassroots lobbying communications, including the amount of the payment and the recipient.

3.    Membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.    Description of the decision making process and oversight by the management and Board for

a. direct and indirect lobbying contribution or expenditure; and

b. payment for grassroots lobbying expenditure.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation, (b) reflects a view on the legislation and (c) encourages the recipient of the communication to take action with respect to the legislation.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee of the Board or other relevant oversight committees of the Board and posted on the company’s website.

Supporting Statement

As shareholders, we encourage transparency and accountability on the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly as well as grassroots lobbying initiatives. We believe such disclosure is in shareholder’s best interests. Absent a system of accountability, company assets could be used for policy objectives contrary to a company’s long-term interests posing risks to the company and shareholders.

IBM spent approximately $9.9 million in 2009 and 2010 on direct federal lobbying activities, according to disclosure reports (U.S. Senate Office of Public Records). This figure may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition. Also, not all states require disclosure of lobbying expenditures to influence legislation or regulation.

Such expenditures and contributions can potentially involve the company in controversies posing reputational risks.

We encourage our Board to require comprehensive disclosure related to direct, indirect and grassroots lobbying.

THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

This Proposal requests additional disclosure by IBM of lobbying and “grassroots lobbying” expenditures. IBM does not engage in grassroots lobbying as defined by the proposal and already discloses all lobbying as required by law. Moreover, IBM does not provide any financial support to political parties or candidates, directly or indirectly. Because of IBM’s policy on political contributions and expenditures, IBM does not have a Political Action Committee and does not engage in independent expenditures or electioneering communications as defined by law.

Indeed, this clear and long-standing corporate policy against making political contributions of any kind sets IBM apart from many other U.S. corporations. The policy is set forth in the IBM Business Conduct Guidelines under the section entitled “Public Service and Political Activity” and is published by the Company on its website at: http:// www.ibm.com/investor/governance/business-conduct-guidelines.wss. All IBM employees are required to comply with these guidelines.

IBM does engage in lobbying activities, which are described in the IBM Business Conduct Guidelines under the section entitled “Lobbying.” All lobbying activities are conducted with the prior approval of IBM’s Corporate Governmental Programs office — a globally integrated function providing public policy and government relations expertise in support of IBM’s business operations worldwide. The IBM Governmental Programs office works to advocate the public policy interests of IBM and its stockholders and employees with governments around the world.

The Company provides disclosure on its website about its policies and practices with regard to political expenditures and public policy matters, including trade and industry associations and lobbying. See www.ibm.com/investor/governance/public-policy-matters.wss. Further, IBM’s U.S. federal lobbying reports, for example, disclose in extensive detail all federal issues lobbied and total U.S. federal lobbying expenditures made by IBM. These reports are available for public review at http://disclosures.house.gov/Ld/LDSearch.aspx/. Finally, the Company periodically reports to its Board of Directors about IBM’s policies and practices in connection with governmental relations, public policy and related expenditures.

Given all of the foregoing, the Board views the proposal as unnecessary. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

Frequently Asked Questions

1. What is a “stockholder of record”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the “record owner” of your shares is usually your bank, broker or other intermediary. If you are not a registered stockholder, please understand that the Company does not know that you are a stockholder, or how many shares you own.

2. I want to attend the Annual Meeting. What procedures must I follow?

Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank, broker or other intermediary well in advance of the meeting and bring it to the meeting. Contact your bank, broker or other intermediary for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

3. Are there specific restrictions on attending the Annual Meeting, and what I can bring with me into the meeting?

This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

4. What is the “Record Date” for the Annual Meeting?

February 24, 2012.

5. Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($0.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

6. Which IBM shares are included in the proxy card I received?

For stockholders of record: The proxy card you received covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stock holdings as of the record date.

7. May I vote my shares in person at the Annual Meeting?

For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the enclosed proxy card, you may cross out the names appearing on the enclosed proxy card, insert the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

8. Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by marking the appropriate boxes on the enclosed proxy card. Shares will be voted following your written instructions. However, it is not necessary to mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope.

Instead of returning a signed proxy card, you can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on April 23, 2012, or otherwise ensure that your card is signed, returned and received by such time and date. If instructions are not received over the Internet or by telephone by 12:01 a.m. EDT on April 23, 2012, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9. May I change or revoke my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of the Company.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

10. How can I contact IBM’s transfer agent?

Contact our transfer agent by either writing Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephoning 888-IBM-6700 (outside the United States, Canada and Puerto Rico 781-575-2727).

11. Other than the items in the Proxy Statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the enclosed proxy card are also authorized to vote upon those matters utilizing their own discretion.

12. During the Question Period at the Annual Meeting, what topics will be discussed?

This part of the meeting is for stockholders to ask questions to the Chairman about company matters. It is not the appropriate forum to raise personal grievances.

13. I understand that a “quorum” of stockholders is required in order for the Company to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

14. How many shares of IBM stock are “outstanding”?

As of February 10, 2012, there were 1,158,661,712 common shares outstanding and entitled to be voted.

15. What is the voting requirement for electing IBM’s Directors?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.

16. What is “Broker Discretionary Voting”?

This refers to the New York Stock Exchange (NYSE) rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. It is important that you cast your vote.

17. Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of New York State, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current New York State law requirements and IBM’s certificate of incorporation and by-laws.

18. Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this Proxy Statement?

The table below reflects the vote required in accordance with the laws of New York State:

		Do abstentions	Is broker
		count as votes	discretionary
Proposal	Vote required	cast?	voting allowed?
Election of Directors	Majority of votes cast	No	No
Ratification of appointment of PricewaterhouseCoopers LLP	Majority of votes cast	No	Yes
Management Proposal on Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Stockholder Proposals*	Majority of votes cast	No	No

* Advisory and non-binding

19. Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc.).

20. Where can I find the voting results of the Annual Meeting?

The Company intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website. In addition, the Company will include voting results on a Form 8-K shortly after the Annual Meeting.

21. Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

22. How do I submit a proposal for inclusion in IBM’s 2013 proxy material?

Stockholder proposals may be submitted for IBM’s 2013 proxy material after the 2012 Annual Meeting and must be received at our corporate headquarters no later than November 12, 2012. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, New Orchard Road, Mail Drop 301, Armonk, NY 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of the Company and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.

23. How do I submit an item of business for the 2013 Annual Meeting?

Stockholders who intend to present an item of business at the 2013 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in the Company’s Proxy Statement) must provide notice of such business to the Company’s Secretary no earlier than October 13, 2012 and no later than November 12, 2012, as set forth more fully in the Company’s by-laws.

24. I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.

25. What is “Householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.

26. If I am a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

27. Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

28. Did IBM utilize the SEC’s e-proxy rules for delivery of the proxy materials this year?

No. IBM delivered its proxy materials in the same manner as it has in the past. However, many stockholders have previously consented to receive electronic delivery of proxy materials.

29. I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at www.ibm.com/investor and select “Stockholder services,” scroll down to “Consent for materials online” click on either “if you own stock directly in your name” or “if you own stock beneficially through a brokerage account” and follow the instructions to enroll.

30. I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above).

For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.

31. Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by the Company through the mail, in person and by telecommunications. The cost of this solicitation will be borne by the Company. In addition, management has retained Morrow & Co., LLC, to assist in soliciting proxies for a fee of approximately $40,000, plus reasonable out-of-pocket expenses.

Michelle H. Browdy

Vice President and Secretary

March 12, 2012

printed on recycled paper and recyclable

Admission Ticket
C123456789
IMPORTANT ANNUAL MEETING INFORMATION	000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE SACKPACK

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Electronic Voting Instructions

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Vote by Internet • Log on to: www.ibm.com/investor/vote

Vote by telephone

• Within USA, US territories & Canada, call toll-free 1-800-652-VOTE (8683) on a touch tone telephone.
There is NO CHARGE to you for the call.

• Outside USA, US territories & Canada, call  1 - 781-575-2300 on a touch tone telephone.
Standard rates will apply.

• Follow the instructions provided by the recorded message.

Mark your votes with an X as shown in this example. Please do not write outside the designated areas.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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PROXY/VOTING INSTRUCTION CARD

SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.

IBM’s Directors recommend a vote FOR each director (please mark your vote for each director separately).

1. Election of Directors for a Term of One Year (Pages 5-7)

For	Against	Abstain	For	Against	Abstain	For	Against	Abstain
01 - A. J. P. Belda	☐	☐	☐	02 - W. R. Brody	☐	☐	☐	03 - K. I. Chenault	☐	☐	☐
04 - M. L. Eskew	☐	☐	☐	05- D.N. Farr	☐	☐	☐	06 - S. A. Jackson	☐	☐	☐
07 - A. N. Liveris	☐	☐	☐	08 - W. J. McNerney, Jr.	☐	☐	☐	09 - J. W. Owens	☐	☐	☐
10 - S. J. Palmisano	☐	☐	☐	11- V.M. Rometty	☐	☐	☐	12 - J. E. Spero	☐	☐	☐
13 - S. Taurel	☐	☐	☐	14 - L. H. Zambrano	☐	☐	☐

IBM’s Directors recommend a vote FOR Proposals 2 and 3.

For	Against	Abstain	For	Against	Abstain
2.	Ratification of Appointment of Independent Registered Public Accounting Firm (Page 71)	☐	☐	☐	3.	Advisory Vote on Executive Compensation (Page 72)	☐	☐	☐

IBM’s Directors recommend a vote AGAINST Proposals 4, 5 and 6.

For	Against	Abstain	For	Against	Abstain	For	Against	Abstain
4.	Stockholder Proposal on Cumulative Voting (Page 73)	☐	☐	☐	5.	Stockholder Proposal to Review Political Contributions Policy (Page 74)	☐	☐	☐	6.	Stockholder Proposal for Disclosure of Lobbying Policies and Practices (Page 75)	☐	☐	☐

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD.

	C 1234567890	J N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A
	1 U P X	1 3 3 2 2 7 1	SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
01F6AI

Annual Meeting Admission Ticket

This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 24, 2012, at 10 a.m. in the Charleston Area Convention Center, 5001 Coliseum Drive, North Charleston, South Carolina.

Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable.

PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

Dear IBM Stockholder:

Your vote is important. Please read both sides of the attached 2012 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card.

You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 24, 2012, at 10 a.m. in the Charleston Area Convention Center, 5001 Coliseum Drive, North Charleston, South Carolina. If you plan to attend the Annual Meeting, you should either mark the box provided below on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system.

We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder.

Michelle H. Browdy
Vice President and Secretary

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 24, 2012

Samuel J. Palmisano, Mark Loughridge and Robert C. Weber, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the Charleston Area Convention Center, 5001 Coliseum Drive, North Charleston, South Carolina, at 10 a.m. on Tuesday, April 24, 2012, or any adjournment or postponement thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2012 ANNUAL MEETING AND PROXY STATEMENT.

THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2012 ANNUAL MEETING AND PROXY STATEMENT.

UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED.

(Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting.)

Mark the box if you plan to attend the Annual Meeting.

Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone.
Date (mm/dd/yyyy) — Please print date below.	Signature(s) — Please keep signature(s) within the box.

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD.